THE ADVISORS' INNER CIRCLE FUND



THE RICE HALL JAMES PORTFOLIOS

INSTITUTIONAL CLASS SHARES PROSPECTUS                              MARCH 1, 2003





                                      RICE HALL JAMES MICRO CAP PORTFOLIO

                                      RICE HALL JAMES SMALL/MID CAP PORTFOLIO









[RHJ LOGO OMITTED]










                                 INVESTMENT ADVISER:

                                 RICE HALL JAMES & ASSOCIATES, LLC






             The Securities and Exchange Commission has not approved
               or disapproved these securities or passed upon the
                    adequacy or accuracy of this prospectus.
                     Any representation to the contrary is a
                               criminal offense.

 TABLE OF CONTENTS

 RICE HALL JAMES MICRO CAP PORTFOLIO.......................................   1
    WHAT IS THE FUND'S OBJECTIVE? .........................................   1
    WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES? ..................   1
    WHAT ARE THE FUND'S PRINCIPAL RISKS? ..................................   2
    HOW HAS THE FUND PERFORMED? ...........................................   3
    WHAT ARE THE FUND'S FEES AND EXPENSES? ................................   4
 RICE HALL JAMES SMALL/MID CAP PORTFOLIO...................................   6
    WHAT IS THE FUND'S OBJECTIVE? .........................................   6
    WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES? ..................   6
    WHAT ARE THE FUND'S PRINCIPAL RISKS? ..................................   7
    HOW HAS THE FUND PERFORMED? ...........................................   8
    WHAT ARE THE FUND'S FEES AND EXPENSES? ................................   9
 INVESTING WITH THE FUNDS..................................................  11
    BUYING SHARES .........................................................  11
    REDEEMING SHARES ......................................................  13
    EXCHANGING SHARES .....................................................  13
    TRANSACTION POLICIES ..................................................  14
    ACCOUNT POLICIES ......................................................  16
 ADDITIONAL INFORMATION ABOUT THE FUNDS....................................  18
    OTHER INVESTMENT PRACTICES AND STRATEGIES .............................  18
    INVESTMENT MANAGEMENT .................................................  19
    SHAREHOLDER SERVICING ARRANGEMENTS ....................................  20
 FINANCIAL HIGHLIGHTS......................................................  21
    RICE HALL JAMES MICRO CAP PORTFOLIO ...................................  21
    RICE HALL JAMES SMALL/MID CAP PORTFOLIO ...............................  22


  Effective June 29th, 2001, the Rice Hall James Micro Cap Portfolio was closed to new investors due to concerns that an increase in the size of the fund may adversely affect the implementation of the fund's investment strategy. Existing shareholders of the fund and clients of the adviser may continue to make additional investments in the fund, and reinvest dividends and capital gains distributions. Existing shareholders of the fund and clients of the adviser include:

  o an investor whose business or other organization is already a shareholder of the fund and is opening an account for an employee benefit plan sponsored by that organization or an affiliated organization;

  o an investor who is a current fund Trustee or officer, or an employee of the adviser or an investor who is a member of the immediate family of any of these people; or

  o an investor who is a client of a financial adviser or planner who has client assets invested in the fund as of the date of any proposed new investment in a fund.

 RICE HALL JAMES MICRO CAP PORTFOLIO

 WHAT IS THE FUND'S OBJECTIVE?
--------------------------------------------------------------------------------

     The Micro Cap Portfolio seeks maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small market capitalization companies. The fund may change its objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

     The Micro Cap Portfolio normally seeks to achieve its objective by investing at least 80% of its net assets in equity securities of companies with market capitalizations of $40 million to $500 million at the time of initial purchase. In selecting securities for the fund, the adviser emphasizes smaller, emerging companies possessing the potential to become market leaders in their industries.

     The adviser uses a company specific approach to making investment decisions, which focuses on identifying stocks of growth companies that are selling at a discount to the companies' projected earnings growth rates. Specifically, the adviser will primarily invest the assets of the fund in companies with price/earnings ratios that are lower than the company's three to five year projected earnings growth rate.

     The adviser looks for companies where fundamental changes are occurring that are temporarily going unnoticed by investors, but which it believes will ultimately lead to increases in revenue growth rates, expanding profit margins and/or increases in earnings growth rates. Such events can include new product introductions or applications, discovery of niche markets, new management, corporate or industry restructures, regulatory change and market expansion. Most importantly, the fund typically invests in a company only when the adviser believes that such changes will lead to greater investor recognition and higher stock prices within a 12-to 24-month period.

     Moreover, the adviser will focus on securities of companies with:

     o Strong management.

     o Leading products or services.

     o Distribution to a large marketplace or growing niche market.

     o Anticipated above-average revenue and earnings growth rates.

     o Potential for improvement in profit margins.

     o Strong cash flow and/or improving financial position.

     The fund does not sell stocks simply because they are no longer within the capitalization range used for the initial purchase. However, it may sell stocks for the following reasons:

     o The stock reaches the target price set by the adviser.

     o The stock falls below the downside price limit set by the adviser.

     o The fundamentals of the stock have deteriorated.

     o A more attractively valued alternative is available for purchase.

     The adviser expects that cash reserves will normally represent a small portion of the fund's assets (under 20%).

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

     As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

     Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

CALENDAR YEAR RETURNS

     Effective June 24, 2002, the fund became the successor to a separate mutual fund, the UAM Funds, Inc. Rice Hall James Micro Cap Portfolio (the "Predecessor Micro Cap Fund"). The Predecessor Micro Cap Fund was managed by the same employees of the adviser who currently manage the fund, had identical investment objectives and strategies and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Micro Cap Fund for periods prior to June 24, 2002.

     The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund and the Predecessor Micro Cap Fund has varied from year to year. Returns are based on past results and are not an indication of future performance.

     [Bar graph omitted--plot points as follows:]

     1995      52.43%
     1996      17.23%
     1997      20.62%
     1998      -6.33%
     1999      25.73%
     2000      11.24%
     2001      16.41%
     2002     -21.64%


     During the periods shown in the chart for the fund and the Predecessor Micro Cap Fund, the highest return for a quarter was 22.74% (quarter ending 12/31/98) and the lowest return for a quarter was -26.70% (quarter ending 9/30/02).

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

     The average annual return table compares average annual returns of the fund and the Predecessor Micro Cap Fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.
                                                                         Since
                                                     1 Year     5 Years  7/1/94*
--------------------------------------------------------------------------------
      Average Annual Return Before Taxes             -21.64%     3.63%    13.26%
--------------------------------------------------------------------------------
      Average Annual Return After Taxes
        on Distributions+                            -21.64%     1.53%     9.82%
--------------------------------------------------------------------------------
      Average Annual Return After Taxes on
        Distributions and Sale of Fund Shares+       -13.29%     2.32%     9.60%
--------------------------------------------------------------------------------
      Russell 2000 Index# (reflects no deduction
        for fees, expenses or taxes)                 -20.48%    -1.36%     7.12%

     * Commencement of operations. Index comparisons begin on June 30, 1994.
     + After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
     # An unmanaged index which measures the performance of the 2,000 smallest companies of the Russell 3000 Index, a capitalization weighted index of the 3,000 U.S. companies with the largest market capitalization.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

     The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other Rice Hall James Portfolios.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

     The fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.

      Management Fee                                                       0.75%
--------------------------------------------------------------------------------
      Other Expenses*                                                      0.45%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                 1.20%

     * Other Expenses include amounts related to an expense offset arrangement the Predecessor Micro Cap Fund had that reduced its custodial fee based on the amount of cash maintained with its custodian. Because this expense offset arrangement does not apply to the fund, the fund's Other Expenses may be higher than those presented in the table above. Further, the adviser may enter into arrangements with certain broker-dealers who have agreed to pay certain fund expenses in return for the direction of a portion of the fund's brokerage business. As a result of these arrangements, the fund's expenses generally may be reduced.

     EXAMPLE

     This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

    1 Year                 3 Years               5 Years                10 Years
--------------------------------------------------------------------------------
     $122                   $381                  $660                  $1,455

 RICE HALL JAMES SMALL/MID CAP PORTFOLIO


 WHAT IS THE FUND'S OBJECTIVE?
--------------------------------------------------------------------------------

     The Small/Mid Cap Portfolio seeks maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small/mid market capitalization (small/mid cap) companies. The fund may change its objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

     The Small/Mid Cap Portfolio normally seeks to achieve its objective by investing at least 80% of its net assets in equity securities of companies with market capitalizations of $300 million to $2.5 billion at the time of initial purchase. The small/mid cap range of the market (meaning companies with market capitalizations of less than $2.5 billion but greater than $300 million) has more than three times the number of securities than the market comprised of companies with market capitalizations greater than $2.5 billion. The adviser believes that there are greater pricing inefficiencies for small/mid cap companies than larger capitalization securities because this range of the market has less analyst coverage.

     The adviser uses a company specific approach to making investment decisions, which focuses on identifying stocks of growth companies that are selling at a discount to the companies' projected earnings growth rates. Specifically, the adviser will primarily invest the assets of the fund in companies with price/earnings ratios that are lower than the company's three to five year projected earnings growth rate.

     The adviser looks for companies where fundamental changes are occurring that are temporarily going unnoticed by investors, but which it believes will ultimately lead to increases in revenue growth rates, expanding profit margins and/or increases in earnings growth rates. Such events can include new product introductions or applications, discovery of niche markets, new management, corporate or industry restructures, regulatory change and market expansion. Most importantly, the fund typically invests in a company only when the adviser believes that such changes will lead to greater investor recognition and higher stock prices within a 12-to 24-month period.

     Moreover, the adviser will focus on securities of companies with:

     o Strong management.

     o Leading products or services.

     o Distribution to a large marketplace or growing niche market.

     o Anticipated above-average revenue and earnings growth rates.

     o Potential for improvement in profit margins.

     o Strong cash flow and/or improving financial position.

     The fund does not sell stocks simply because they are no longer within the capitalization range used for the initial purchase. However, it may sell stocks for the following reasons:

     o The stock reaches the target price set by the adviser.

     o The stock falls below the downside price limit set by the adviser.

     o The fundamentals of the stock have deteriorated.

     o A more attractively valued alternative is available for purchase.

     The adviser expects that cash reserves will normally represent a small portion of the fund's assets (under 20%).

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

     As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

     Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

CALENDAR YEAR RETURNS

     Effective June 24, 2002, the fund became the successor to a separate mutual fund, the UAM Funds, Inc. Rice Hall James Small/Mid Cap Portfolio (the "Predecessor Small/Mid Cap Fund"). The Predecessor Small/Mid Cap Fund was managed by the same employees of the adviser who currently manage the fund, had identical investment objectives and strategies and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Small/Mid Cap Fund for periods prior to June 24, 2002.

     The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund and the Predecessor Small/Mid Cap Fund has varied from year to year. Returns are based on past results and are not an indication of future performance.

     [Bar graph omitted--plot points as follows:]

     1997      25.67%
     1998      15.56%
     1999      -2.67%
     2000      33.60%
     2001       6.14%
     2002     -21.92%





     During the periods shown in the chart for the fund and the Predecessor Small/Mid Cap Fund, the highest return for a quarter was 21.94% (quarter ending 12/31/98) and the lowest return for a quarter was -17.95% (quarter ending 9/30/02).

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

     The average annual return table compares average annual returns of the fund and the Predecessor Small/Mid Cap Fund to those of certain broad-based securities market indices. Returns are based on past results and are not an indication of future performance.
                                                                         Since
                                                     1 Year     5 Years 11/1/96*
--------------------------------------------------------------------------------
      Average Annual Return Before Taxes             -21.92%     4.49%     8.14%
--------------------------------------------------------------------------------
      Average Annual Return After Taxes
        on Distributions**                           -21.92%     2.36%     6.24%
--------------------------------------------------------------------------------
      Average Annual Return After Taxes on
        Distributions and Sale of Fund Shares**      -13.46%     3.14%     6.24%
--------------------------------------------------------------------------------
      Russell 2000 Index# (reflects no deduction
        for fees, expenses or taxes)                 -20.48%    -1.36%     3.29%
--------------------------------------------------------------------------------
      Russell Mid-Cap Index+ (reflects no deduction
      for fees, expenses or taxes)                   -16.18%     2.19%     6.91%
--------------------------------------------------------------------------------
      50/50 Blended Russell Index (50% Russell 2000 Index
        and 50% Russell Mid-Cap Index) (reflects no
        deduction for fees, expenses or taxes)       -18.28%     0.54%     5.22%

      * Commencment of operations. Index comparisons begin on November 30, 1996. ** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangement such as 401(k) plans or individual retirement accounts.
      # An unmanaged index which measures the performance of the 2,000 smallest companies of the Russell 3000 Index, a capitalization weighted index of the 3,000 U.S. companies with the largest market capitalization.
      + An unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, a capitalization weighted index of the 1,000 U.S. companies with the largest market capitalization.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

     The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other Rice Hall James Portfolios.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

     The fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.

      Management Fee                                                       0.80%
--------------------------------------------------------------------------------
      Other Expenses*                                                      0.42%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                 1.22%

     * Other Expenses include amounts related to an expense offset arrangement the Predecessor Small/Mid Cap Fund had that reduced its custodial fee based on the amount of cash maintained with its custodian. Because this expense offset arrangement does not apply to the fund, the fund's Other Expenses may be higher than those presented in the table above. In addition, the adviser may enter into arrangements with certain broker-dealers who have agreed to pay certain fund expenses in return for the direction of a portion of the fund's brokerage business. As a result of these arrangements, the fund's expenses generally may be reduced.

     EXAMPLE

     This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

    1 Year                 3 Years               5 Years                10 Years
--------------------------------------------------------------------------------
     $124                   $387                  $670                  $1,477

INVESTING WITH THE FUNDS


BUYING SHARES
--------------------------------------------------------------------------------
     All investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The funds do not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The funds do not accept purchases made by credit card check.

BY MAIL

     You can open an account with a fund by sending a check and your account application to the address below. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your statement to the funds. Be sure your check identifies clearly your name, your account number and a fund name.

     REGULAR MAIL ADDRESS

     The Rice Hall James Portfolios
     PO Box 219009
     Kansas City, MO 64121

     EXPRESS MAIL ADDRESS

     The Rice Hall James Portfolios
     330 West 9th Street
     Kansas City, MO 64105

BY WIRE

     To open an account by wire, first call 866-474-5669 for an account number and wire control number. Next, send your completed account application to the funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 866-474-5669 to get a wire control number and wire your money to the funds.

     WIRING INSTRUCTIONS

     United Missouri Bank
     ABA # 101000695
     The Rice Hall James Portfolios
     DDA Acct. # 9871063178
     Ref: fund name/account number/
     account name/wire control number

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)

     You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the funds. To cancel or change a plan, write to the funds at The Rice Hall James Portfolios, PO Box 219009, Kansas City, MO 64121 (Express Mail Address: 330 West 9th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

MINIMUM INVESTMENTS

     You can open an account with either fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal IRAs). You can buy additional shares for as little as $100.

FUND CODES

     Each fund's reference information, which is listed below, will be helpful to you when you contact the funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.

     Fund Name                Trading Symbol         CUSIP          Fund Code
--------------------------------------------------------------------------------
     Micro Cap Portfolio           RHJSX           00758M212          1179
--------------------------------------------------------------------------------
     Small/Mid Cap Portfolio       RHJMX           00758M196          1180

REDEEMING SHARES
--------------------------------------------------------------------------------

BY MAIL

     You may contact the funds directly by mail at The Rice Hall James Portfolios, PO Box 219009, Kansas City, MO 64121 (Express Mail Address: 330 West 9th Street, Kansas City, MO 64105). Send a letter to the funds signed by all registered parties on the account specifying:

     o The fund name(s);

     o The account number;

     o The dollar amount or number of shares you wish to redeem; o The account name(s); and

     o The address to which redemption (sale) proceeds should be sent.

     All registered share owner(s) must sign the letter in the exact name(s) and any special capacity in which they are registered.

     Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) or call 866-474-5669 if you need more information.

BY TELEPHONE

     You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application. Call 866-474-5669 to redeem your shares. Based on your instructions, the funds will mail your proceeds to you or wire them to your bank.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

     If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the funds.

EXCHANGING SHARES
--------------------------------------------------------------------------------

     At no charge, you may exchange shares of one Rice Hall James Portfolio for shares of another Rice Hall James Portfolio by writing to or calling the funds. You may only exchange shares between accounts with identical registrations (I.E., the same names and addresses).

TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE

     You may buy, sell or exchange shares of the funds on each day the New York Stock Exchange is open at a price equal to each fund's NAV next computed after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time). Therefore, to receive the NAV on any given day, the funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day if the New York Stock Exchange is open for trading that day.

     Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of each fund may change on days when you are unable to purchase or redeem shares.

     The funds calculate their NAVs by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The funds use current market prices to value their investments. However, the funds may value investments at fair value when market prices are not readily available or when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The funds will determine an investment's fair value according to methods established by the Board of Trustees of The Advisors' Inner Circle Fund (the "Board"). The funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The funds may use a Board-approved pricing service to value some of their assets.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

     You may buy or sell shares of the funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the New York Stock Exchange that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the funds on time. Your financial intermediary may charge additional transaction fees for its services.

     Certain financial intermediaries have agreements with the funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the fund by the time the fund's shares are priced on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

IN-KIND TRANSACTIONS

     Under certain conditions and at the funds' discretion, you may pay for shares of the funds with securities instead of cash. In addition, the funds may pay part of your redemption proceeds (in excess of $250,000) with securities instead of cash.

PAYMENT OF REDEMPTION PROCEEDS

     Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.

     The funds may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the funds may require a shareholder to furnish additional legal documents to insure proper authorization.

     If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check or bank check.

TELEPHONE TRANSACTIONS

     The funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

RIGHTS RESERVED BY THE RICE HALL JAMES PORTFOLIOS

PURCHASES

     At any time and without notice, the funds may:

     o Stop offering shares;

     o Reject any purchase order; or

     o Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and by increasing expenses.) The funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading pattern, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.

REDEMPTIONS

     At any time and without notice, the funds may change or eliminate any of the redemption methods described above, except redemption by mail. The funds may suspend your right to redeem if: o Trading on the New York Stock Exchange is restricted or halted; or o The Securities and Exchange Commission allows the funds to delay redemptions.

EXCHANGES

     The funds may:

     o Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

     o Reject any request for an exchange; or

     o Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

ACCOUNT POLICIES
--------------------------------------------------------------------------------

SMALL ACCOUNTS

     The funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment (See "Buying Shares" for minimum initial investment amounts). This provision does not apply:

     o To retirement accounts and certain other accounts; or

     o When the value of your account falls because of market fluctuations and not your redemptions.

     The funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

DISTRIBUTIONS

     Normally, each fund distributes its net investment income quarterly and its net capital gains at least once a year. The funds will automatically reinvest dividends and distributions in additional shares of a fund, unless you elect on your account application to receive them in cash.

FEDERAL TAXES

     The following is a summary of the federal income tax consequences of investing in a fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effect of your investment in the funds.

     TAXES ON DISTRIBUTIONS At least annually, each fund will distribute substantially all of its net investment income and its net realized capital gains, if any. Distributions of the funds will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time a fund held its investments, not how long you held your shares. Dividends and distributions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year the funds will send you a statement showing the types and total amount of distributions you received during the previous year.

     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 866-474-5669 to find out when the funds expect to make distributions to shareholders.

     Each sale or exchange of shares of a fund may be a taxable event. For tax purposes, an exchange of shares of one Rice Hall James Portfolio for another is the same as a sale.

     A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

     More information about taxes is in the Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE FUNDS

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

     In addition to its principal investment strategies, each fund may use the investment strategies described below. Each fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of the funds' investment practices and its risks, you should read the SAI.

DERIVATIVES

     Each fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify a fund's gains or losses. There are various factors that affect a fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a fund buys or sells. The funds could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

AMERICAN DEPOSITARY RECEIPTS (ADRS)

     Each fund may invest up to 15% of its total assets in ADRs. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market in the United States or elsewhere. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

     Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for the funds to sell their securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions.

SHORT-TERM INVESTING

     The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, the funds may invest up to 100% of their assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the funds' principal investment strategies, and may prevent the funds from achieving their investment objective. Each fund will use a temporary strategy if the adviser believes that pursuing the fund's investment objective will subject it to a significant risk of loss. The funds with a policy requiring them to invest at least 80% of their net assets in particular types of securities also may temporarily deviate from the policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions.

     When the adviser pursues a temporary defensive strategy, the funds may not profit from favorable developments that they would have otherwise profited from if they were pursuing their normal strategies.

PORTFOLIO TURNOVER

     The funds may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (and, in particular, short-term gains) realized by the funds. Shareholders must pay tax on such capital gains.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

     Rice Hall James & Associates, LLC, a Delaware limited liability company located at 600 West Broadway, Suite 1000, San Diego, CA 92101, is each fund's investment adviser. The adviser manages and supervises the investment of each fund's assets on a discretionary basis. Rice Hall James & Associates, LLC is the successor to Rice Hall James &Associates, a subsidiary of Old Mutual (US) Holdings Inc. Management of Rice Hall James &Associates completed the purchase of the former adviser on February 13, 2003.In conjunction with this transaction, there were no changes in the actual investment management services, administrative functions or supervisory responsibilities for the funds and the adviser continues the business of the former investment adviser. There has been no change in the basis of computing the adviser's compensation.

     For its services, the Micro Cap Fund pays the adviser a fee of 0.75% of its average net assets. The adviser has voluntarily agreed to limit the total expenses of the fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 1.40% of its average net assets. To maintain this expense limit, the adviser may waive a portion of its manage ment fee and/or reimburse certain expenses of the fund. The adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. During its most recent fiscal year, the fund and the Predecessor Micro Cap Fund paid 0.75% of their average net assets in advisory fees to the former adviser.

     For its services, the Small/Mid Cap Fund pays the adviser a fee of 0.80% of its average net assets. The adviser has voluntarily agreed to limit the total expenses of the fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 1.25% of its average net assets. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the fund. The adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. During its most recent fiscal year, the fund and the Predecessor Small/Mid Cap Fund paid 0.80% of their average net assets in advisory fees to the former adviser.

PORTFOLIO MANAGERS

     A team of investment professionals of the adviser are primarily responsible for the day-to-day management of each fund.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

     Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the funds or their service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

     For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the funds that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the funds. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the funds or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

     The funds may pay all or part of the fees paid to financial representatives. Periodically, the Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The funds do not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial representatives for these services.

     The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with respect to the funds. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the funds.

  FINANCIAL HIGHLIGHTS


     The financial highlights table is intended to help you understand the financial performance of each fund for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in each fund assuming all dividends and distributions were reinvested. The information below relates to each fund and its Predecessor Fund. On June 24, 2002, The Advisors' Inner Circle Fund Rice Hall James Micro Cap Portfolio acquired all of the assets of the Predecessor Micro Cap Portfolio and The Advisors' Inner Circle Fund Rice Hall James Small/Mid Cap Portfolio acquired all of the assets of the Predecessor Small/Mid Cap Portfolio (together, the "Predecessor Funds"). PricewaterhouseCoopers LLP, independent public accountants, have audited each fund's and its Predecessor Fund's information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the funds, which is available upon request by calling the funds at 866-474-5669.

RICE HALL JAMES MICRO CAP PORTFOLIO
--------------------------------------------------------------------------------------

     Years Ended October 31,        2002     2001       2000        1999      1998
--------------------------------------------------------------------------------------
     Net Asset Value,
       Beginning of Period     $    15.57 $    17.30 $    16.06  $    12.94 $    18.76
                               ---------- ---------- ----------  ---------- ----------
     Income from Investment
       Operations:
       Net Investment Loss          (0.13)     (0.05)     (0.07)      (0.03)     (0.06)
       Net Realized and
          Unrealized Gain (Loss)    (2.22)      0.71       3.98        3.15      (3.47)
                               ---------- ---------- ----------  ---------- ----------
          Total From Investment
            Operations              (2.35)      0.66       3.91        3.12      (3.53)
                               ---------- ---------- ----------  ---------- ----------
     Distributions:
       Net Realized Gain            (0.85)     (2.39)     (2.67)         --      (2.29)
                               ---------- ---------- ----------  ---------- ----------
     Net Asset Value, End of
       Period                  $    12.37 $    15.57 $    17.30   $   16.06 $    12.94
                               ========== ========== ==========  =========  ==========
     Total Return+                 (16.32)%     5.19%     27.02%      24.21%    (20.86)%
                               ========== ========== ==========  =========  ==========
     Ratios and Supplemental Data
       Net Assets, End of
          Period (Thousands)      $66,757    $74,498    $62,158     $48,399    $42,219
       Ratio of Expenses to
          Average Net Assets         1.20%      1.21%      1.19%       1.29%      1.16%
       Ratio of Net Investment
          Loss to Average
          Net Assets                (0.83)%    (0.34)%    (0.43)%     (0.67)%    (0.48)%
       Portfolio Turnover Rate        125%       148%       130%        132%       120%

     + Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

       Amounts designated as "-" are either $0 or have been rounded to $0.


RICE HALL JAMES SMALL/MID CAP PORTFOLIO
--------------------------------------------------------------------------------------

     Years Ended October 31,       2002        2001      2000       1999       1998
--------------------------------------------------------------------------------------
     Net Asset Value,
       Beginning of Period     $    12.36  $    17.93 $    12.89 $    12.89 $    12.64
                               ----------  ---------- ---------- ---------- ----------
     Income from Investment
       Operations:
       Net Investment Loss          (0.04)      (0.02)        --      (0.05)     (0.01)
       Net Realized and
          Unrealized Gain (Loss)    (1.66)       0.04++     5.04       0.22       0.42
                               ----------  ---------- ---------- ---------- ----------
          Total From Investment
            Operations              (1.70)       0.02       5.04       0.17       0.41
                               ----------  ---------- ---------- ---------- ----------
     Distributions:
       Net Investment Income           --       (0.00)@       --         --      (0.00)@
       Net Realized Gain            (0.19)      (5.59)        --      (0.17)     (0.16)
                               ----------  ---------- ---------- ---------- ----------
          Total Distributions       (0.19)      (5.59)        --      (0.17)     (0.16)
                               ----------  ---------- ---------- ---------- ----------
     Net Asset Value, End of
       Period                  $    10.47  $    12.36 $    17.93 $    12.89  $   12.89
                               ==========  ========== ========== ==========  =========
     Total Return*                 (14.07)%      1.06%+    39.10%+     1.31%+     3.33%+
                               ==========  ========== ========== ==========  =========
     Ratios and Supplemental Data
       Net Assets, End of
          Period (Thousands)      $81,354     $43,587    $21,207    $20,231    $21,780
       Ratio of Expenses to
          Average Net Assets         1.22%(1)    1.25%(1)   1.26%(1)   1.25%(1)   1.25%(1)
       Income/Loss of Net Investment
          Income to Average
          Net Assets                (0.48)%     (0.18)%     0.02%     (0.47)%    (0.12)%
       Portfolio Turnover Rate         64%         61%       119%       78%         83%

     + Total return would have been lower had certain fees not been waived and expenses assumed by the adviser during the periods indicated.
    ++ The amount shown for the year ended October 31, 2002 for a share outstanding throughout the period does not accord with the aggregate net losses on investments for that period because of the sales and repurchase of fund shares in relation to fluctuating market value of the investments of the fund.

     * Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
     @ Value is less than $0.01 per share.
     1 These expense ratios for these periods reflect fee waivers and/or reimbursements. Had these fees not been waived and/or reimbursed, the ratios would have been 1.39%, 1.67%, 1.29%, and 1.58% for the periods ended 2001, 2000, 1999 and 1998, respectively.

     Amounts designated as "--" are either $0 or have been rounded to $0.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

THE RICE HALL JAMES PORTFOLIOS

     Investors who want more information about the funds should read the fund's annual/semi-annual reports and the funds' statement of additional information. The annual/semi-annual reports of the funds provide additional information about their investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of each fund during the last fiscal year. The statement of additional information contains additional detailed information about the funds and is incorporated by reference into (legally part of) this prospectus.

     Investors can receive free copies of the statement of additional information, shareholder reports, the funds' privacy policy and other information about the funds or the Predecessor Funds and can make shareholder inquiries by writing to or calling:

                         The Rice Hall James Portfolios
                                  PO Box 219009
                              Kansas City, MO 64121
                            (Toll free) 866-474-5669

     You can review and copy information about the funds (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 202-942-8090. Reports and other information about a fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at HTTP://WWW.SEC.GOV. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

     Investment Company Act of 1940 file number: 811-06400.


     RHJ-PS-001-0200

                         THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS

                                  March 1, 2003

                             HGK MID CAP VALUE FUND

                               Investment Adviser:
                           HGK ASSET MANAGEMENT, INC.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus. Any representation to the contrary is a criminal offense.

                              ABOUT THIS PROSPECTUS

The HGK Mid Cap Value Fund (Fund) is a separate series of The Advisors' Inner Circle Fund (Trust), a mutual fund family that offers shares in separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about the Fund, please see:

     INVESTMENT STRATEGY OF THE HGK MID CAP VALUE FUND.......................XXX
     PRINCIPAL RISKS OF INVESTING IN THE HGK MID CAP VALUE FUND..............XXX
     FUND FEES AND EXPENSES..................................................XXX
     MORE INFORMATION ABOUT RISK.............................................XXX
     MORE INFORMATION ABOUT FUND INVESTMENTS.................................XXX
     INVESTMENT ADVISER......................................................XXX
     PORTFOLIO MANAGER.......................................................XXX
     THE ADVISER'S PAST PERFORMANCE..........................................XXX
     PURCHASING, SELLING AND EXCHANGING FUND SHARES..........................XXX
     DIVIDENDS AND DISTRIBUTIONS.............................................XXX
     TAXES...................................................................XXX
     HOW TO OBTAIN MORE INFORMATION ABOUT....................................XXX
     THE HGK MID CAP VALUE FUND.......................................Back Cover

HGK Mid Cap Value Fund

Fund Summary

Investment Goal                         Long-term capital appreciation

Investment Focus                        Medium capitalization U.S. common stocks

Share Price Volatility                  High

Principal Investment Strategy           Investing in common stocks of
                                        medium-sized U.S. companies which are
                                        undervalued relative to their ability to generate cash flows Investor Profile
                                        Investors who seek long-term capital
                                        appreciation and who are willing to bear the risks of investing in equity securities of medium-sized companies

INVESTMENT STRATEGY OF THE HGK MID CAP VALUE FUND

The Fund invests primarily (at least 80% of its net assets) in equity securities of companies with medium market capitalizations (between $1 billion and $5 billion). The Adviser focuses on common stocks of established U.S. companies that it believes exhibit value characteristics. In choosing investments for the Fund, the Adviser identifies value through in-depth cash flow analysis, selecting securities of those companies that exhibit improving cash flow return on investment and that trade at a price below the present value of their discounted cash flows. The Adviser's process seeks to eliminate the accounting distortions inherent in financial statements and allow comparisons between companies based on their ability to generate cash flow for a given level of invested capital. The Adviser also incorporates traditional "value criteria," such as price/earnings ratios, to reinforce and enhance the investment selection process.

The Adviser seeks to keep the Fund well-diversified and exposed to all major market sectors (such as technology, consumer staples, etc.) represented in the broad market and will overweight sectors which it believes are undervalued. The Adviser will attempt to avoid significant overweighting or underweighting of the Fund's position in any specific sector.

The Adviser employs a sell discipline for individual stocks based on a discounted cash flow model. Using consensus earnings estimates and historical asset growth rates, a model of future cash flows is constructed with a duration based on a company's average asset life and a residual value comprised of cash, land, accounts receivable, and inventories. A company-specific discount rate is then applied to the cash flows and residual value, resulting in a present value for the stock. When a stock's present value reaches its market price, it becomes a candidate for sale.

PRINCIPAL RISKS OF INVESTING IN THE HGK MID CAP VALUE FUND

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange and may or may not pay dividends.

The Fund is also subject to the risk that medium capitalization value stocks may underperform other segments of the equity market or the equity markets as a whole.

PERFORMANCE INFORMATION

The Fund is new and therefore does not have a performance history for a full calendar year.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)

---------------------------------------------------------------------------------------------- --------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)*              5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                          None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a
percentage of offering price)                                                                      None
Redemption Fee (as a percentage of amount redeemed, if applicable)                                 None
Exchange Fee                                                                                       None
---------------------------------------------------------------------------------------------- --------------

*        This sales charge varies depending upon how much you invest.
         See "Purchasing Fund Shares."

Annual Fund Operating Expenses (expenses deducted from Fund assets)*

--------------------------------------------------------------------- ----------
Investment Advisory Fees                                                  0.90%
Distribution and Service (12b-1) Fees                                     0.25%
Other Expenses                                                            1.03%
                                                                          -----
Total Annual Fund Operating Expenses                                      2.18%
Fee Waivers and Expense Reimbursements                                   (0.68%)
                                                                         -------
Net Expenses                                                              1.50%

* The Fund's Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.50% for a period of one year from the date of this prospectus. Other Expenses are estimated. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."
--------------------------------------------------------------------------------

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

            1 Year                        3 Years
             $694                         $1,133

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains. Of course, we cannot guarantee that the Fund will achieve its investment goal.

INVESTMENT ADVISER

The investment adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees supervises the adviser and establishes policies that the adviser must follow in its management activities.

HGK Asset Management, Inc. ("HGK" or the "Adviser"), serves as the investment adviser to the Fund. HGK has provided equity, fixed income and balanced asset management services for the assets of institutional and individual investors since its inception in 1983. As of December 31, 2002, HGK had approximately $1.8 billion in assets under management. For its advisory services to the Fund, HGK is entitled to receive 0.90% of the average daily net assets of the Fund. HGK has contractually agreed, for a period of one year from the date of this prospectus, to waive a portion of its fees and reimburse certain expenses for the Fund so that total operating expenses do not exceed 1.50% of the Fund's average daily net assets.

PORTFOLIO MANAGER

Arthur E. Coia, II serves as a managing director of HGK and manages the HGK Mid Cap Value Fund. He has more than 10 years of investment experience. Prior to joining HGK in 1998, Mr. Coia managed equity accounts for a Manhattan investment firm.

THE ADVISER'S PAST PERFORMANCE

The following table represents the average annual return for all of the accounts managed by HGK with investment goals and strategies that are substantially similar to those of the Fund and a comparison to the Fund's performance benchmark. These similarly managed accounts are referred to as "composites." The composites were managed by the same portfolio managers that currently manage the investments of the Fund. The composite performance has been adjusted based on the applicable sales charges and the estimated total operating expenses of the Fund, based on the Adviser's contractual agreement to waive its fees and reimburse fund expenses to limit the Fund's expenses to 1.50% of average daily net assets. This adjustment reduces the actual performance of the composites. The comparison of the composites to the benchmarks is meant to provide you with a general sense of how the composites performed compared to an appropriate broad-based equity market index. In addition, the composites were not registered mutual funds so they were not subject to the same investment and tax restrictions as the Fund. If they had been, the composites' performance might have been lower. The past performance of the composites is no guarantee of the future performance of the Fund.

------------------------------------------------------------------------ -----------------------------------------------
                                                                                       Average Annual Total Return
                                                                                      for the Periods Ended 12/31/01
------------------------------------------------------------------------ -----------------------------------------------
------------------------------------------------------------------------ ------------------ -------------- -------------
                                                                                 1 Year         3 Year         Since
                                                                                                               Inception
                                                                                                               (7/1/98)
------------------------------------------------------------------------ ------------------ -------------- -------------
------------------------------------------------------------------------ ------------------ -------------- -------------
HGK Mid Cap Value Composite (reflects sales load and fees)                       (13.68)%       4.25%           (0.83)%
------------------------------------------------------------------------ ------------------ -------------- -------------
------------------------------------------------------------------------ ------------------ -------------- -------------
HGK Mid Cap Value Composite (without sales load and fees)                         (7.07)%       7.76%            1.94%
------------------------------------------------------------------------ ------------------ -------------- -------------
------------------------------------------------------------------------ ------------------ -------------- -------------
Wilshire Target Mid Cap 750 Index                                                 (19.13)%      (6.01)%          0.28%
------------------------------------------------------------------------ ------------------ -------------- -------------

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Wilshire Mid Cap 750 Universe is a measurement of the middle capitalization companies in the Target Top 2500 Universe (consists of the 2500 largest common stocks by market capitalization in the Wilshire 5000 Index in June of each year). The Wilshire Mid Cap 750 Universe is an overlay of the large and small capitalization universes, and currently ranges from the $4.1 billion to the $1.1 billion market capitalization level.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Fund.

The Fund is for individual and institutional investors.

HOW TO PURCHASE FUND SHARES

To purchase shares directly from us, complete and send in the attached application. If you need an application or have questions, please call 1-877-DIAL-HGK (342-5445).

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). The Fund does not accept purchases made by credit card check.

Checks for accounts such as individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA") accounts must be made payable to "HGK Mid Cap Value Fund" or to one or more owners of the account and endorsed to "HGK Mid Cap Value Fund." For all other accounts, the check must be made payable on its face to "HGK Mid Cap Value Fund."

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). Shares cannot be purchased by Federal Reserve Wire on days when either the NYSE or the Federal Reserve is closed.

A Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, are likely to engage in excessive trading (usually defined as more than four transactions out of the Fund within a calendar year).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order plus, the applicable front-end sales charge.

Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, generally a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $2,000 in the Fund. There is no minimum for subsequent investments in the Fund. The Fund may accept investments of smaller amounts at its discretion.

Systematic Investment Plan

If you have a checking or savings account with a bank, you may purchase shares of the Fund automatically through regular deductions from your account in amounts of at least $25 per month.

SALES CHARGES

FRONT-END SALES CHARGES

The offering price of Fund shares is the NAV next calculated after the Fund receives your request, plus the front-end sales load.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:


                                          Your Sales Charge as a         Your Sales Charge as a
                                          Percentage of Offering         Percentage of Your Net
If Your Investment is:                             Price                       Investment
--------------------------------------- ---------------------------- -------------------------------
Less than $50,000                                  5.50%                         5.82%
$50,000 but less than $100,000                     4.75%                         4.99%
$100,000 but less than $250,000                    3.75%                         3.90%
$250,000 but less than $500,000                    2.75%                         2.83%
$500,000 but less than $1,000,000                  2.00%                         2.04%
$1,000,000 and over                                0.00%                         0.00%

WAIVER OF FRONT-END SALES CHARGE

The front-end sales charge will be waived on shares purchased:

o through reinvestment of dividends and distributions;
o by employees, and members of their immediate family, of HGK and its affiliates and vendors;
o by employees and retirees of the Administrator or Distributor;
o by Trustees and officers of the Trust;
o by all Taft-Hartley labor unions and their members and sold through HGK (purchases made through brokers and dealers that are not affiliated with HGK may be subject to a sales charge); or
o by existing clients of HGK.

REDUCED SALES CHARGES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Fund will only consider the value of shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Fund may amend or terminate this right of accumulation at any time.

Letter of Intent. You may purchase shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase the shares over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of shares sold subject to a sales charge. As a result, shares of the Fund purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 4.0% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Fund will combine same day purchases of shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to the shares you purchase with a Letter of Intent.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares.

From time to time, some financial institutions, including brokerage firms affiliated with the Adviser, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-877-DIAL-HGK.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to close your account, or have your sale proceeds sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $50,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account. The Fund may waive the $50,000 minimum account size for the systematic withdrawal plan at its discretion.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $2,000 because of redemptions, the Fund may redeem your shares. But, the Fund will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares of the HGK Mid Cap Value Fund for shares of the HGK Equity Value Fund (and vice versa) on any Business Day by contacting us directly by mail or telephone.

You may also exchange shares through your financial institution by mail or telephone.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). THIS EXCHANGE PRIVILEGE MAY BE CHANGED OR CANCELED AT ANY TIME UPON 60 DAYS' NOTICE.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution fees, as a percentage of average daily net assets, are 0.25%.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income monthly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Each sale or exchange of Fund shares may be a taxable event.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                             HGK MID CAP VALUE FUND

INVESTMENT ADVISER

HGK Asset Management, Inc.
525 Washington Boulevard
Jersey City, New Jersey 07310

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated March 1, 2003, includes detailed information about The Advisors' Inner Circle Fund and the HGK Mid Cap Value Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  CALL 1-877-DIAL-HGK (877-342-5445)

BY MAIL:  Write to us
HGK Mid Cap Value Fund
c/o The Advisors' Inner Circle Fund
P.O. Box 219009 Kansas City, Missouri 64121-9009

BY E-MAIL:  pkosara@warwick.net

BY INTERNET:  www.hgk.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The Advisors' Inner Circle Fund's Investment Company Act registration number is 811-06400.

                             HGK EQUITY VALUE FUND

                               Investment Adviser:
                           HGK ASSET MANAGEMENT, INC.


                                   PROSPECTUS
                                  MARCH 1, 2003


                         THE ADVISORS' INNER CIRCLE FUND









                 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                   APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS


The HGK Equity Value Fund (Fund) is a separate series of The Advisors' Inner Circle Fund (Trust), a mutual fund family that offers shares in separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                           PAGE
                                                                           -----
INVESTMENT STRATEGY OF THE HGK EQUITY VALUE FUND.............                3

PRINCIPAL RISKS OF INVESTING IN THE HGK EQUITY VALUE FUND....                3

PERFORMANCE INFORMATION......................................                4

FUND FEES AND EXPENSES.......................................                5

MORE INFORMATION ABOUT RISK..................................                7

MORE INFORMATION ABOUT FUND INVESTMENTS......................                7

INVESTMENT ADVISER...........................................                7

PORTFOLIO MANAGERS...........................................                8

THE ADVISER'S PAST PERFORMANCE...............................                8

PURCHASING AND SELLING FUND SHARES...........................                9

DISTRIBUTION OF FUND SHARES..................................               12

DIVIDENDS AND DISTRIBUTIONS..................................               12

TAXES    ....................................................               12

FINANCIAL HIGHLIGHTS.........................................               13

HOW TO OBTAIN MORE INFORMATION ABOUT THE
   HGK EQUITY VALUE FUND.....................................       Back Cover

                              HGK EQUITY VALUE FUND
FUND SUMMARY

Investment Goal                    Long-term capital appreciation

Investment Focus                   Large capitalization U.S. common stocks

Share Price Volatility             Medium

Principal Investment Strategy      Investing in common stocks of large-sized
                                      companies which are undervalued
                                      relative to their ability to generate cash flows

Investor Profile                   Investors who seek long-term capital
                                      appreciation and who are willing to bear the risks of investing in equity securities

INVESTMENT STRATEGY OF THE HGK EQUITY VALUE FUND

The Fund invests primarily (at least 80% of its net assets) in equity securities. The Adviser focuses on common stocks of established U.S. companies with large market capitalizations (in excess of $5 billion) that it believes exhibit value characteristics. In choosing investments for the Fund, the Adviser identifies value through in-depth cash flow analysis, selecting securities of those companies that exhibit improving cash flow return on investments and that currently trade at a price below the present value of their discounted cash flows. The Adviser's process seeks to eliminate the accounting distortions inherent in financial statements and allow comparisons between companies based on their ability to generate cash flow for a given level of invested capital. The Adviser also incorporates traditional "value criteria," such as price/earnings ratios, to reinforce and enhance the investment selection process.

The Adviser employs a sell discipline for individual stocks based on a discounted cash flow model. Using consensus earnings estimates and historical asset growth rates, a model of future cash flows is constructed with a duration based on a company's average asset life and a residual value comprised of cash, land, accounts receivable, and inventories. A company-specific discount rate is then applied to the cash flows and residual value, resulting in a present value for the stock. When a stock's present value reaches its market price, it becomes a candidate for sale.

The Adviser seeks to keep the Fund well-diversified and exposed to all major market sectors (such as technology, consumer staples, etc.) in the Standard & Poor's 500 Composite Index (S&P 500) and will overweight sectors which it believes are undervalued. The Adviser will attempt to avoid overweighting the Fund's position in any specific sector beyond 150% of the weighting that sector has in the S&P 500. Conversely, for sectors that it believes are overvalued, the Adviser will attempt to avoid underweighting the Fund's position in any specific sector below 50% of the weighting that sector has in the S&P 500.

PRINCIPAL RISKS OF INVESTING IN THE HGK EQUITY VALUE FUND

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is subject to the risk that large capitalization value stocks may underperform other segments of the equity market or the equity markets as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from calendar year to calendar year. The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

2000             6.34%
2001            -1.44%
2002           -24.15%


               BEST QUARTER                        WORST QUARTER
               ------------                       --------------
                  11.34%                             (20.76%)
               (12/31/2001)                        (9/30/2002)


AVERAGE ANNUAL TOTAL RETURNS


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002, TO THOSE OF THE WILSHIRE TARGET LARGE COMPANY VALUE INDEX, THE WILSHIRE LARGE VALUE INDEX, THE S&P 500 COMPOSITE INDEX AND THE FRANK RUSSELL 1000 VALUE INDEX.


                                                                              YEAR                SINCE INCEPTION*
-------------------------------------------------------------------------------------------------------------------

FUND RETURN BEFORE TAXES .................................................   (24.15)%                   (8.14)%

FUND RETURN AFTER TAXES ON DISTRIBUTIONS** ...............................   (28.54)%                  (10.17)%

FUND RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES** .......   (17.35)%                   (7.62)%

WILSHIRE TARGET LARGE COMPANY VALUE INDEX (REFLECTS NO
    DEDUCTION FOR FEES, EXPENSES, OR TAXES) ..............................   (17.42)%                   (7.16)%

WILSHIRE LARGE VALUE INDEX (REFLECTS NO DEDUCTION FOR FEES,
    EXPENSES, OR TAXES) ..................................................   (18.04)%                   (8.57)%

S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES,
    EXPENSES, OR TAXES) ..................................................   (22.10)%                  (10.74)%

RUSSELL 1000 VALUE INDEX (REFLECTS NO DEDUCTION FOR FEES,
    EXPENSES, OR TAXES) ..................................................   (15.52)%                   (5.79)%

 * The Fund's inception date is 6/9/99. Index comparisons begin on 6/30/99.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Wilshire Target Large Company Value Index is a focused measurement of the large cap sector of the market. The Index is comprised of large companies (with market capitalization currently extending down to approximately $2.1 billion) that are monitored using a variety of relative value criteria, the goal of which is to capture the most attractive value opportunities available. The Wilshire Large Value Index is a focused measurement of the large cap value sector of the market. It is a market capitalization weighted index which includes securities from the Wilshire Large Cap 750 Index that meet Wilshire's criteria for value. The S&P 500 Index is a capitalization weighted index of 500 stocks intended to be a representative sample of leading companies of leading industries within the U.S. economy. The Frank Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.


FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)*.................................................... 5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value). None Maximum Sales Charge (Load) Imposed on Reinvested Dividends and
   other Distributions (as a percentage of offering price)................  None
Redemption Fee (as a percentage of amount redeemed, if applicable)........  None
Exchange Fee..............................................................  None
--------------------------------------------------------------------------------
* This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*
--------------------------------------------------------------------------------
Investment Advisory Fees............................................      0.90%
Distribution and Service (12b-1) Fees...............................      0.25%
Other Expenses .....................................................      3.04%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses................................      4.19%
Fee Waivers and Expense Reimbursements..............................     (2.69%)
--------------------------------------------------------------------------------
Net Expenses........................................................      1.50%
--------------------------------------------------------------------------------

* The Fund's Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.50% for a period of one year from the date of this prospectus.

For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

           1 YEAR              3 YEARS             5 YEARS            10 YEARS
            -----              -------             -------             -------
            $694               $1,521              $2,360              $4,520

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.



MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains. Of course, we cannot guarantee that the Fund will achieve its investment goal.

INVESTMENT ADVISER

The investment adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's respective investment program. The Trust's Board of Trustees supervises the adviser and establishes policies that the adviser must follow in its management activities.


HGK Asset Management, Inc. ("HGK" or the "Adviser"), serves as the investment adviser to the Fund. HGK has provided equity, fixed income and balanced asset management services for the assets of institutional and individual investors since its inception in 1983. As of December 31, 2002, HGK had approximately $1.8 billion in assets under management. For its advisory services to the Fund, HGK is entitled to receive 0.90% of the average daily net assets of the Fund. HGK has contractually agreed, for a period of one year from the date of this prospectus, to waive a portion of its fees and reimburse certain expenses for the Fund so that total operating expenses do not exceed 1.50% of the Fund's average daily net assets. For the fiscal year ended October 31, 2002, HGK waived the entire amount of its advisory fee.


The Adviser may use its affiliates as brokers for Fund transactions.

PORTFOLIO MANAGERS

Michael Pendergast, CFA serves as a Managing Director and is the Senior Equity Portfolio Manager for HGK and co-manages the HGK Equity Value Fund. He has more than 19 years of investment experience. Prior to joining HGK in 1983, Mr. Pendergast served as an equity portfolio manager at L.F. Rothchild, Unterberg, Towbin.

Paul B. Carlson, CFA serves as a Portfolio Manager for HGK and co-manages the HGK Equity Value Fund. He has more than 14 years of investment experience. Prior to joining HGK in 1991, Mr. Carlson served as a trading assistant at Dillon, Read.

THE ADVISER'S PAST PERFORMANCE

The following table represents the average annual return for all of the accounts managed by HGK with investment goals and strategies that are substantially similar to those of the Fund and a comparison to the Fund's performance benchmarks. These similarly managed accounts are referred to as "composites." The composites were managed by the same portfolio managers that currently manage the investments of the Fund. The composite performance has been adjusted based on the applicable sales charges and the estimated total operating expenses of the Fund, based on the Adviser's contractual agreement to waive its fees and reimburse fund expenses to limit the Fund's expenses to 1.50% of average daily net assets. This adjustment reduces the actual performance of the composites. The comparison of the composites to the benchmarks is meant to provide you with a general sense of how the composites performed compared to appropriate broad-based equity market indices. In addition, the composites were not registered mutual funds so they were not subject to the same investment and tax restrictions as the Fund. If they had been, the composites' performance might have been lower. The past performance of the composites is no guarantee of the future performance of the Fund.





                                               AVERAGE ANNUAL TOTAL RETURN FOR
                                                 THE PERIODS ENDED 12/31/02
                                           -------------------------------------
COMPOSITES/BENCHMARKS                            1 YEAR     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
HGK Equity Value Composite
   (reflects sales load and fees) ..........   (28.00)%     (2.29)%       7.74%
HGK Equity Value Composite
   (without sales load and fees) ...........   (22.31)%       0.34%       9.87%
Wilshire Target Large Company Value Index ..   (17.42)%     (1.55)%       8.46%
Wilshire Large Value Index .................   (18.04)%     (1.09)%       9.68%
S&P 500 Index ..............................   (22.10)%     (0.58)%       9.34%
Russell 1000 Value Index ...................   (15.52)%       1.16%      10.81%

PURCHASING AND SELLING
FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Fund.

The Fund is for individual and institutional investors.

HOW TO PURCHASE FUND SHARES


To purchase shares directly from us, complete and send in the attached application. If you need an application or have questions, please call 1-877-DIAL-HGK (342-5445).

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Fund does not accept purchases made by credit card check.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.


GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). Shares cannot be purchased by Federal Reserve Wire on days when either the NYSE or the Federal Reserve is closed.

A Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, are likely to engage in excessive trading (usually defined as more than four transactions out of the Fund within a calendar year).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order plus, the applicable front-end sales charge.

The Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, generally a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $2,000 in the Fund. There is no minimum for subsequent investments in the Fund. The Fund may accept investments of smaller amounts at its discretion.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase shares of the Fund automatically through regular deductions from your account in amounts of at least $25 per month.

SALES CHARGES

FRONT-END SALES CHARGES

The offering price of Fund shares is the NAV next calculated after the Fund receives your request, plus the front-end sales load.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:

                                        YOUR SALES               YOUR SALES
                                       CHARGE AS A              CHARGE AS A
                                        PERCENTAGE               PERCENTAGE
                                       OF OFFERING              OF YOUR NET
   IF YOUR INVESTMENT IS:                    PRICE               INVESTMENT
--------------------------------------------------------------------------------
Less than $50,000.....................       5.50%                    5.82%
$50,000 but less than
  $100,000............................       4.75%                    4.99%
$100,000 but less than
  $250,000............................       3.75%                    3.90%
$250,000 but less than
  $500,000............................       2.75%                    2.83%
$500,000 but less than
  $1,000,000..........................       2.00%                    2.04%
$1,000,000 and over ..................       0.00%                    0.00%

WAIVER OF FRONT-END SALES CHARGE

The front-end sales charge will be waived on shares purchased:

o through reinvestment of dividends and distributions;

o by employees, and members of their immediate family, of HGK and its affiliates and vendors;

o by employees and retirees of the Administrator or Distributor;

o by Trustees and officers of the Trust;


o by all Taft-Hartley labor unions and their members and their immediate family members, and sold through HGK (purchases made through brokers and dealers that are not affiliated with HGK may be subject to a sales charge); or


o by existing clients of HGK.

REDUCED SALES CHARGES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Fund will only consider the value of shares purchased previously that were sold subject to a sales charge. TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK US FOR THE REDUCTION AT THE TIME OF PURCHASE. You must provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Fund may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase the shares over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of shares sold subject to a sales charge. As a result, shares of the Fund purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 4.0% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Fund will combine same day purchases of shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to the shares you purchase with a Letter of Intent.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares.

From time to time, some financial institutions, including brokerage firms affiliated with the Adviser, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

HOW TO SELL YOUR FUND SHARES


If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-877-DIAL-HGK (342-5445).


If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to close your account, or have your sale proceeds sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $50,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account. The Fund may waive the $50,000 minimum account size for the systematic withdrawal plan at its discretion.


RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $2,000 because of redemptions, the Fund may redeem your shares. But, the Fund will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution fees, as a percentage of average daily net assets, are 0.25%.


DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income monthly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.


TAXES

PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OF FUND SHARES MAY BE A TAXABLE EVENT.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                              FINANCIAL HIGHLIGHTS



The table that follows presents performance information about the HGK Equity Value Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal year ended October 31, 2002, has been audited by KPMG LLP, independent auditor of the Fund. The information for prior periods has been audited by a predecessor independent accounting firm. The financial statements and the unqualified opinion of KPMG LLP are included in the annual report of the fund, which is available upon request by calling the fund at 1-877-DIAL-HGK (342-5445).


FOR A SHARE OUTSTANDING THROUGHOUT THE
PERIOD ENDED OCTOBER 31,                                                            HGK EQUITY VALUE FUND
-------------------------------------------------------------------------------------------------------------------
                                                                    2002         2001          2000         1999(1)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD                                $8.46        $9.45         $9.32        $10.00
-------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                            0.07         0.07          0.07          0.02
   Realized and Unrealized Gains or (Losses) on Securities         (1.66)       (0.78)         0.28         (0.68)
-------------------------------------------------------------------------------------------------------------------
   Distributions from Net Investment Income                        (0.07)       (0.06)        (0.06)        (0.02)
   Distributions from Capital Gains                                   --        (0.22)        (0.16)           --
   Net Asset Value End of Period                                   $6.80        $8.46         $9.45         $9.32
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                      (18.97)%      (7.67)%        3.79%        (6.46)%+
-------------------------------------------------------------------------------------------------------------------
Net Assets End of Period (000)                                    $5,241       $5,117        $5,797        $6,420
Ratio of Expenses to Average Net Assets                             1.50%        1.50%         1.50%         1.50%
Ratio of Net Investment Income to Average Net Assets                0.80%        0.72%         0.67%         0.52%
Ratio of Expenses to Average Net Assets (Excluding Waivers
   and Reimbursements)                                              4.19%        4.56%         4.27%         5.53%
Ratio of Net Investment Income (Loss) to Average Net Assets
   (Excluding Waivers and Reimbursements)                          (1.89)%      (2.34)%       (2.10)%       (3.51)%
Portfolio Turnover Rate                                            33.70%       57.25%        29.98%         5.01%
=====================================================================================================================

Amounts designated as -- are either $0 or have been rounded to $0.
(1) The HGK Equity Value Fund commenced operations on June 9, 1999. All ratios for the period have been annualized.
+ Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads.

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

                               INVESTMENT ADVISER
                           HGK Asset Management, Inc.
                            525 Washington Boulevard
                          Jersey City, New Jersey 07310

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated March 1, 2003, includes detailed information about The Advisors' Inner Circle Fund and the HGK Equity Value Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list the Fund's holdings and contain information from the Fund's managers about strate-gies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:
BY TELEPHONE:  CALL 1-877-DIAL-HGK (342-5445)


BY MAIL:  Write to us
HGK Equity Value Fund
P.O. Box 219009
Kansas City, Missouri 64121-9009


BY E-MAIL:  pkosara@frontiernet.net

BY INTERNET:  www.hgk.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The Advisors' Inner Circle Fund's Investment Company Act registration number is 811-06400.


HGK-PS-006-0500



                                   PROSPECTUS

                                  MARCH 1, 2003


                                       HGK
                                EQUITY VALUE FUND


                                 [LOGO OMITTED]


                                   ADVISED BY

                           HGK ASSET MANAGEMENT, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                         THE ADVISORS' INNER CIRCLE FUND
                                  MARCH 1, 2003

                               INVESTMENT ADVISER:
                        RICE HALL JAMES & ASSOCIATES, LLC

This Statement of Additional Information (SAI) is not a prospectus. This SAI relates to the following series of The Advisors' Inner Circle Fund (the "Trust"):

                       RICE HALL JAMES MICRO CAP PORTFOLIO
                     RICE HALL JAMES SMALL/MID CAP PORTFOLIO

It is intended to provide additional information regarding the activities and operations of the Trust and the Rice Hall James Micro Cap Portfolio and the Rice Hall James Small/Mid Cap Portfolio (each a "Fund" and collectively, the "Funds") and should be read in conjunction with the Funds' prospectus dated March 1, 2003. This SAI is incorporated by reference into the Funds' prospectus. Capitalized terms not defined herein are defined in the prospectus. Prospectuses may be obtained by writing to the Trust or calling toll-free 866-474-5669.

                                TABLE OF CONTENTS

THE TRUST....................................................................S-1
GLOSSARY.....................................................................S-1
DESCRIPTION OF PERMITTED INVESTMENTS.........................................S-2
INVESTMENT POLICIES OF THE FUNDS............................................S-26
INVESTMENT ADVISORY AND OTHER SERVICES......................................S-28
THE ADMINISTRATOR...........................................................S-30
THE DISTRIBUTOR.............................................................S-31
TRANSFER AGENT..............................................................S-31
CUSTODIAN...................................................................S-31
INDEPENDENT ACCOUNTANT......................................................S-31
LEGAL COUNSEL...............................................................S-31
TRUSTEES AND OFFICERS OF THE TRUST..........................................S-32
PERFORMANCE INFORMATION.....................................................S-36
CALCULATION OF TOTAL RETURN.................................................S-37
PURCHASING AND REDEEMING SHARES.............................................S-38
DETERMINATION OF NET ASSET VALUE............................................S-39
TAXES    ...................................................................S-39
BROKERAGE ALLOCATION AND OTHER PRACTICES....................................S-42
DESCRIPTION OF SHARES.......................................................S-44
SHAREHOLDER LIABILITY.......................................................S-45
LIMITATION OF TRUSTEES' LIABILITY...........................................S-45
CODES OF ETHICS.............................................................S-45
5% AND 25% SHAREHOLDERS.....................................................S-45
EXPERTS.....................................................................S-46
FINANCIAL STATEMENTS........................................................S-46
APPENDIX.....................................................................A-1


March 1, 2003
RHJ-SX-001-0200


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THE TRUST

GENERAL. Each Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Generally, each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

HISTORY OF THE FUNDS. The Rice, Hall, James Micro Cap Portfolio is a successor to the UAM Funds, Inc. Rice Hall James Micro Cap Portfolio ("Predecessor Micro Cap Fund"). The Rice Hall James Small/Mid Cap Portfolio is a successor to the UAM Funds, Inc. Rice Hall James Small/Mid Cap Portfolio ("Predecessor Small/Mid Cap Fund" and together with the UAM Rice Hall James Micro Cap Portfolio, the "Predecessor Funds"). The Predecessor Funds were managed by Rice Hall James & Associates (the "Predecessor Adviser") using the same investment objective, strategies, policies and restrictions as those used by the Funds. The Predecessor Micro Cap Fund and the Predecessor Small/Mid Cap Fund's dates of inception were July 1, 1994 and November 1, 1996, respectively. Each of the Predecessor Funds dissolved and reorganized into the Rice Hall James Micro Cap Portfolio and the Rice Hall James Small/Mid Cap Portfolio, respectively, on June 24, 2002. Substantially all of the assets of each Predecessor Fund were transferred to its successor in connection with each Fund's commencement of operations on June 24, 2002.

VOTING RIGHTS. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

GLOSSARY

All terms that this SAI does not otherwise define have the same meaning in the SAI as they do in the Funds' prospectus.

o   1933 ACT means the Securities Act of 1933, as amended.

o   1934 ACT means the Securities Exchange Act of 1934, as amended.

o   1940 ACT means the Investment Company Act of 1940, as amended.


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o   ADVISER means Rice, Hall, James & Associates, LLC, the investment adviser to the Funds.

o   BOARD MEMBER refers to a single member of the Trust's Board of Trustees.

o   BOARD refers to the Trust's Board of Trustees as a group.

o   TRUST refers to The Advisors' Inner Circle Fund.

o   NAV is the net asset value per share of a Fund.

o   NYSE is the New York Stock Exchange.

o   SEC is the U.S. Securities and Exchange Commission.

o ADMINISTRATOR is SEI Investments Global Funds Services (formerly named SEI Investments Mutual Funds Services).

o   DISTRIBUTOR is SEI Investments Distribution Co.

Capitalized terms not defined herein are defined in the Funds' prospectus.

DESCRIPTION OF PERMITTED INVESTMENTS

WHAT INVESTMENT STRATEGIES MAY THE FUNDS USE?

The Funds' investment objectives and principal investment strategies are described in the prospectus(es). The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - U.S. Government Securities are securities issued by the U.S. Treasury (treasury securities) and securities issued by a federal agency or a government-sponsored entity (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year, and treasury notes, which have initial maturities of one to ten years, and treasury bonds, which have initial maturities of at least ten years, and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

o   By the right of the issuer to borrow from the U.S. Treasury;

o By the discretionary authority of the U.S. government to buy the obligations of the agency; or

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o   By the credit of the sponsoring agency.


While U.S. Government Securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. Government Securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. Government Securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Funds.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a Fund's shares. To buy GNMA securities, the Funds may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent

                                      S-3
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interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, the Funds may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal

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payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. Government Securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS - The Funds will only invest in a security issued by a commercial bank if the bank:

    o Has total assets of at least $1 billion, or the equivalent in other currencies;
    o Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and
    o Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Funds may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCE - A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Funds may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

STRIPPED MORTGAGE-BACKED SECURITIES - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal

                                      S-5
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only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the U.S. by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity

                                      S-6
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because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o    INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

o    PREPAYMENT RISK

This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can reduce the value of mortgage-backed securities, which may cause your share price to fall. Lower rates may motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

o    EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Funds' average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. Government Securities as a means of "locking in" interest rates.

o    CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

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Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Funds to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's, S&P, and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded. The Funds may invest in securities of any rating.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Funds' prospectus, the Funds may use derivatives for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying

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the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the U.S. on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.


OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

o    PURCHASING PUT AND CALL OPTIONS


When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

    o   Allowing it to expire and losing its entire premium;
    o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or
    o   Closing it out in the secondary market at its current price.

o    SELLING (WRITING) PUT AND CALL OPTIONS

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.


A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Funds would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.


The Funds are permitted only to write covered options. At the time of selling the call option, the Funds may cover the option by owning, among other things:

    o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

    o A call option on the same security or index with the same or lesser exercise price;

    o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

    o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

    o In the case of an index, the portfolio of securities that corresponds to the index.

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At the time of selling a put option, a Fund may cover the put option by, among other things:

    o   Entering into a short position in the underlying security;
    o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;
    o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or
    o   Maintaining the entire exercise price in liquid securities.

o    OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o    OPTIONS ON FUTURES


An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Funds.


o    COMBINED POSITIONS

A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


o    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS


A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

    o Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount).

    o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

    o   Do not require an initial margin deposit.

    o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.


FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.


SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Funds may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the Securities and Exchange Commission (the "SEC"). If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

o    EQUITY SWAPS


In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate.

By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Funds will be committed to pay.

o    INTEREST RATE SWAPS


Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

o    CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.


CAPS, COLLARS AND FLOORS - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.


CORRELATION OF PRICES - A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.


Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

    o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

    o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

    o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

    o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

    o   have to purchase or sell the instrument underlying the contract;

    o   not be able to hedge its investments; and

    o   not be able to realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

    o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

    o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

    o the facilities of the exchange may not be adequate to handle current trading volume;

    o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

    o investors may lose interest in a particular derivative or category of derivatives.


MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, a Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.

MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.


If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.


VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

    o   actual and anticipated changes in interest rates;

    o   fiscal and monetary policies; and

    o   national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:


COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government Securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one-month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the

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right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.


An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.


RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

    o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

    o Factors affecting an entire industry, such as increases in production costs; and

    o Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES - Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

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INITIAL PUBLIC OFFERINGS ("IPO") - A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The policy of the Adviser is to purchase only IPOs that are appropriate for funds managed according to the firm's Micro-Cap Equity strategy. The allocation of these IPO shares will be made pro rata to the firm's micro cap equity funds, including the Micro Cap Portfolio and separately managed funds, in accordance with minimum allocation guidelines in place at the time. Thus, the Small/Mid Cap Portfolio may purchase shares of a recent IPO in the secondary market.

If the Adviser is allocated insufficient shares of an IPO to allocate to all of its micro-cap funds, these micro-cap funds, including the Micro Cap Portfolio, will generally receive IPO allocations on a rotating basis. The Micro Cap Portfolio may not, however, receive IPO allocations if it has insufficient cash reserves to pay for shares that would otherwise be allocated to it.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES

TYPES OF FOREIGN SECURITIES:

Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. Investors can invest in foreign securities in a number of ways:

    o They can invest directly in foreign securities denominated in a foreign currency;

    o They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

    o   They can invest in investment funds.

AMERICAN DEPOSITARY RECEIPTS (ADRS) - American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with

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investing directly in foreign securities. Europeans Depositary Receipts are similar to ADRs, except that they are typically issued by European Banks or trust companies.

EMERGING MARKETS - An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

    o The economies of foreign countries may differ from the economy of the U.S. in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

    o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

    o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

    o The internal policies of a particular foreign country may be less stable than in the U.S. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

    o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other companies may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the U.S. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that in most cases an exchange or over-the-counter (OTC) market located outside of the U.S. will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the U.S. Foreign stock markets tend to differ from those in the U.S. in a number of ways.

Foreign stock markets:

    o are generally more volatile than, and not as developed or efficient as, those in the U.S.;

    o   have substantially less volume;

    o trade securities that tend to be less liquid and experience rapid and erratic price movements;

    o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

    o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

    o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

    o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

    o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

    o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the U.S.

    o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

    o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

    o restrictions on transferring securities within the U.S. or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

    o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

    o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

    o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

    o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

    o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

    o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.


TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

    o   Have relatively unstable governments;

    o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

    o   Offer less protection of property rights than more developed countries;
        and

    o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.


THE EURO - Effective July 1, 2002, the euro has replaced the national currencies of the following member country of the European Union: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

The European Central Bank has control over each country's monetary policies. Therefore, the participating countries do not control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels. The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the members states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. The introduction of the euro is also expected to affect derivative and other financial contracts in which a Fund may invest insofar as price sources based upon current currencies of the member states will be replaced, and market conventions such as day-count fractions or settlement dates to underlying instruments may be changed to conform to the conventions applicable to euro currency.

The overall impact of the transition of the member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term consequences can be expected, such as changes in economic environment and change in behavior of investors, all of which will impact a Fund's euro-denominated investments.

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INVESTMENT COMPANIES

A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, a Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. A Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

REPURCHASE AGREEMENTS


In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than seven days). The Funds normally use repurchase agreements to earn income on assets that are not invested.

When a Fund enters into a repurchase agreement it will:

    o Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

    o Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (I.E., it will require the borrower to "mark to the market" on a daily basis).

If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before a Fund can sell it and the Fund might incur expenses in enforcing its rights.


RESTRICTED SECURITIES

The Funds may purchase restricted securities that are not registered for sale to the general public. The Funds may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Funds' investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

SECURITIES LENDING

 The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES

DESCRIPTION OF SHORT SALES:

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

    o   Take advantage of an anticipated decline in prices.

    o   Protect a profit in a security it already owns.

A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

To borrow the security, a Fund may be required to pay a premium, which would increase the cost of the security sold. The Fund will also incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

SHORT SALES AGAINST THE BOX - In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be a taxable event to the Fund.

RESTRICTIONS ON SHORT SALES:

A Fund will not short sell a security if:

    o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

    o The market value of the securities of any single issuer that have been sold short by a Fund would exceed two percent (2%) of the value of a Fund's net assets.

    o Any security sold short would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government Securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.


WHEN ISSUED, DELAYED - DELIVERY AND FORWARD TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

A Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.


INVESTMENT POLICIES OF THE FUNDS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental, which means that a Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. Unless otherwise noted, the Funds will determine compliance with the investment limitation

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percentages below (with the exception of a limitation relating to borrowing) and other applicable investment requirements in this SAI immediately after and as a result of its acquisition of such security or other asset. Accordingly, a Fund generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. Each of the Funds will not:

        o Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

        o Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time.

        o Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

        o Underwrite securities of other issuers, except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

        o Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

        o Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that a Fund may invest in securities of issuers that deal or invest in real estate and (3) that a Fund may purchase securities secured by real estate or interests therein.

        o Purchase or sell commodities or contracts on commodities except that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

        o Make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES

The following limitations are non-fundamental, which means the Funds may change them without shareholder approval. Each of the Funds may:

    o not borrow money, except that (1) a Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 331/3% of its total assets (including the amount borrowed), (2) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) a Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

    o Notwithstanding the investment restriction above, a Fund may not borrow amounts in excess of 331/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. A Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

    o purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

    o purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

    o   invest in the securities of foreign issuers.

    o purchase shares of other investment companies to the extent permitted by applicable law. A Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

The 1940 Act currently permits a Fund to invest up to 10% of its total assets in the securities of other investment companies. However, a Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

    o invest in illiquid and restricted securities to the extent permitted by applicable law.

Each Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

    o   write covered call options and may buy and sell put and call options.

    o   enter into repurchase agreements.

    o lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, a Fund must receive at least 100% collateral.

    o   sell securities short and engage in short sales "against the box."

    o   enter into swap transactions.

Further,

1. The Micro Cap Portfolio may not change its investment strategy to invest at least 80% of its net assets in equity securities of companies with market capitalizations of $40 million to $500 million at the time of initial purchase without 60 days' prior notice to shareholders.

2. The Small/Mid Cap Portfolio may not change its investment strategy to invest at least 80% of its net assets in equity securities of companies with market capitalizations of $300 million to $2.5 billion at the time of initial purchase without 60 days' prior notice to shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER. Rice, Hall James & Associates, LLC, (the "Adviser") a California limited liability company located at 600 West Broadway, Suite 1000, San Diego, California 92101, serves as the investment adviser to each Fund. The Adviser manages and supervises the investment of each Fund's assets on a discretionary basis. On February 13, 2003, the Adviser completed the purchase of Rice Hall James & Associates, the former adviser to the Funds (the "Predecessor Adviser"). In conjunction with this transaction, there were no changes in the actual investment management services, administrative functions or supervisory responsibilities for the Funds. The Adviser and the Predecessor Adviser have provided investment management services to individual and institutional shareholders since 1970.

RHJ Management Company, LLC, located at 600 West Broadway, Suite 1000, San Diego, California 92101, owns a controlling interest in the Adviser. RHJ

Management Company, LLC is a holding company owned by the senior members of the Adviser.

Rosemont Partners I, L.P., an affiliate of Rosemont Investment Partners, LLC, which holds a minority interest is regarded as a control affiliate under applicable law. They are located at 100 Four Falls Corporate Center, Suite 211, West Conshohocken, Pennsylvania 19428.

PORTFOLIO MANAGEMENT. Teams of investment professionals are primarily responsible for the day-to-day management of the Funds. Listed below are the investment professionals that comprise those teams and a brief description of their business experience.

  ------------------------- -----------------------------------------------------------------------------------------------
  NAME AND TITLE             EXPERIENCE
  ------------------------- -----------------------------------------------------------------------------------------------
  Thomas W. McDowell,        Mr.  McDowell has over  twenty-two  years  investment  experience.  Mr. McDowell joined the
  Jr.                        adviser in 1984.  Prior to that time,  he was  Investment  Officer,  Security  Analyst  and
  Chief                      Portfolio  Manager at California  First Bank. He earned his B.A. degree from the University
  Executive Officer          of California, Los Angeles and his M.B.A. from San Diego State University.
  ------------------------- -----------------------------------------------------------------------------------------------
  Kevin T. Hamilton          Mr.  Hamilton  has over  seventeen  years of  investment  experience.  Prior to joining the
  President                  adviser,  he  was  a  Principal  and  Portfolio  Manager  at  Messner  &  Smith  Investment
                             Management. Prior to that he was Executive Vice President at Montgomery Asset Management, San
                             Francisco, and Senior Vice President and Portfolio Manager at Analytic Investment Management,
                             Irvine, CA. Mr. Hamilton has a BA and MBA from the University of Southern California. He is a
                             Chartered Financial Analyst.
  ------------------------- -----------------------------------------------------------------------------------------------
  Cara M. Agan               Ms. Agan has over five years investment  experience.  Prior to joining the adviser in 2001,
  Partner                    Ms.  Agan was an  analyst in the Equity  Research  Department  at George K. Baum & Company.
                             Ms. Agan earned her B. S. from Truman State University and a M. A. in Finance from the
                             University of Exeter.
  ------------------------- -----------------------------------------------------------------------------------------------
  Gary S. Rice               Mr.  Rice  has  over  nineteen  years  investment  experience.  Mr.  Rice  was  an  Account
  Partner                    Administrator  with  the  Trust  Division  at  Federated   Investors,   Inc.,   Pittsburgh,
                             Pennsylvania  prior to  joining  the  adviser  in  1983.  He  earned  his  B.A.  degree  in
                             Economics/Business Administration at Vanderbilt University.
  ------------------------- -----------------------------------------------------------------------------------------------
  Douglas Sheres             Mr.  Sheres has over eight  years  investment  experience.  Prior to joining the adviser in
  Partner                    March of 1998, he was an Institutional  Sales  professional with Merrill Lynch in San Diego from May 1996 until February 1998. Previously he was a Research Analyst with Pacific Asset
                             Management from January 1994 until May 1996. He began his career in January 1993 as a
                             Demographics Consultant with I Cubed Information Strategies after graduating from the
                             University of California San Diego with a B.A. in Psychology.
  ------------------------- -----------------------------------------------------------------------------------------------
  David P. Tessmer           Mr.  Tessmer  has over  thirty-three  years  investment  experience.  Prior to joining  the
  Partner                    adviser  in 1986,  Mr.  Tessmer  was Vice  President  and Senior  Portfolio  Manager at The
                             Pacific Century Group,  San Diego.  He earned his B.S.  degree in Investment  Management at
                             Northwestern University and his M.B.A. in Finance at Columbia Graduate School of Business.
  ------------------------- -----------------------------------------------------------------------------------------------
  Timothy A. Todaro          Mr. Todaro has over twenty-two years investment  experience.  Mr. Todaro joined the adviser
  Partner                    in 1983. Prior to that time, he was Senior  Investment  Analyst at Comerica Bank,  Detroit,
                             Michigan. Mr. Todaro earned his B.A. in Economics at the University of California, San Diego
                             and his M.B.A. degree in Finance/International Business at the University of Wisconsin, Madison.
                             He is a Chartered Financial Analyst.
  ------------------------- -----------------------------------------------------------------------------------------------

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for each of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services, the Micro Cap Portfolio and the Small/Mid Cap Portfolio pay the Adviser a fee calculated at an annual rate of 0.75% and 0.80% of their average net assets, respectively. Due to the effect of fee waivers by the Adviser, the actual percentage of average net assets that a Fund pays in any given year may be different from the rate set forth in its contract with the Adviser. The Adviser has voluntarily agreed to limit the expenses of the Micro Cap Portfolio to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.40%. The Adviser has also voluntarily agreed to limit the expenses of the Small/Mid Cap Portfolio to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.25%. However, the Adviser does not expect that any fee waivers will be necessary to keep fund expenses below the cap. The Adviser may change or cancel these expense limitations at any time. For the last three fiscal years, the Funds and the Predecessor Funds paid the following in management fees to the Predecessor Adviser:

--------------------- ------------------------------------------------- -------------------------------------------------
        FUND                             FEES PAID*                                       FEES WAIVED*
--------------------- ------------------------------------------------- -------------------------------------------------
                           2000             2001             2002            2000             2001            2002
--------------------- ---------------- ---------------- --------------- ---------------- --------------- ----------------
Micro Cap                $440,450         $579,611         $617,105           $0               $0              $0
--------------------- ---------------- ---------------- --------------- ---------------- --------------- ----------------
Small/Mid Cap             $79,760         $218,277         $567,874         $81,800         $46,466            $0
--------------------- ---------------- ---------------- --------------- ---------------- --------------- ----------------
* For periods prior to June 24, 2002, figures relate to the Predecessor Funds.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator") (formerly named SEI Investments Mutual Funds Services), a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for each Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% for the first $250 million in assets, 0.10% for the next $250 million in assets, 0.08% for the next $250 million in assets and 0.04% for all assets greater than $750 million. The minimum fee is $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, an additional $75,000 for each additional portfolio over three and $20,000 for each additional class per portfolio after the first class, apportioned to the Funds as a percentage of average daily net assets. Due to these minimums, the annual administration fee each Fund pays will exceed the above percentages at low asset levels. For the fiscal years ended October 31, 2000, 2001 and 2002, the Funds and the Predecessor Funds paid the following administration fees:

-------------------------------- -----------------------------------------------------------------------------------------
             FUND                                                  ADMINISTRATION FEE*
-------------------------------- -----------------------------------------------------------------------------------------
                                           2000                        2001                            2002
-------------------------------- -------------------------- ---------------------------- ---------------------------------
           Micro Cap                     $135,671                    $126,039                        $121,156
-------------------------------- -------------------------- ---------------------------- ---------------------------------
         Small/Mid Cap                   $105,245                     $90,436                        $111,481
-------------------------------- -------------------------- ---------------------------- ---------------------------------
* UAM Fund Services, Inc. ("UAMFSI") served as the administrator to the
Predecessor Funds until April 1, 2002, at which time SEI Investments Global
Funds Services (formerly named SEI Investments Mutual Funds Services) became administrator. Prior to that date, the Administrator served as sub-administrator to the Predecessor Funds.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

TRANSFER AGENT

DST Systems, Inc., 330 W 9th Street, Kansas City, Missouri 64105 serves as the Funds' transfer agent.

CUSTODIAN

Union Bank of California, 475 Sansome Street, 15th Floor, San Francisco, California 94111 (the "Custodian") acts as custodian for the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT ACCOUNTANT

PricewaterhouseCoopers LLP serves as independent accountant of the Funds.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each of the Trust's additional 45 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, Oaks, Pennsylvania 19456.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* (since
1991) -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Arbor Fund, Bishop Street Funds, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27)-- Trustee (since 1993)-- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* (since 1992) -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee (Since 1993) -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee (Since 1993) -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President of Gene Peters and Associates (import company), 1978-1980. President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee (Since 1994) -- Partner, Dechert Price & Rhoads (law firm), September 1987 - December 1993; Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee (Since 1999) -- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

*Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met three times in the most recently completed Trust fiscal year.

    o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met thirteen times in the most recently completed Trust fiscal year.

    o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed Trust fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreement, after its initial two year term, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

Before approving the Advisory Agreement, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts (if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser's profitability from its Fund-related operations; (h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received or discussed at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to approve the Agreement for an initial two-year term.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.


---------------------- ------------------------------------------------------ ----------------------------------------------
        NAME                    DOLLAR RANGE OF FUND SHARES (FUND)*           AGGREGATE DOLLAR RANGE OF SHARES (ALL FUNDS)*
---------------------- ------------------------------------------------------ ----------------------------------------------
Nesher                                   None (Micro Cap)                                         None
                                       None (Small/Mid Cap)
---------------------- ------------------------------------------------------ ----------------------------------------------
Cooney                                   None (Micro Cap)                                         None
                                       None (Small/Mid Cap)
---------------------- ------------------------------------------------------ ----------------------------------------------
                                         None (Micro Cap)
Doran                                  None (Small/Mid Cap)                                       None
---------------------- ------------------------------------------------------ ----------------------------------------------
                                         None (Micro Cap)
Patterson                              None (Small/Mid Cap)                                       None
---------------------- ------------------------------------------------------ ----------------------------------------------
                                         None (Micro Cap)
Peters                                 None (Small/Mid Cap)                                       None
---------------------- ------------------------------------------------------ ----------------------------------------------
                                         None (Micro Cap)
Storey                                 None (Small/Mid Cap)                                       None
---------------------- ------------------------------------------------------ ----------------------------------------------
Sullivan                                 None (Micro Cap)                                         None
                                       None (Small/Mid Cap)
---------------------- ------------------------------------------------------ ----------------------------------------------
* Valuation date is December 31, 2002.

 BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

----------------------- -------------------- ----------------------------- ---------------------- --------------------------
                                                Pension or Retirement        Estimated Annual      Total Compensation from
                             Aggregate       Benefits Accrued as Part of       Benefits Upon         the Trust and Fund
         Name              Compensation             Fund Expenses               Retirement                Complex*
----------------------- -------------------- ----------------------------- ---------------------- --------------------------
Nesher                          $0                       N/A                        N/A                      $0
----------------------- -------------------- ----------------------------- ---------------------- --------------------------
Cooney                        $16,295                    N/A                        N/A                    $16,295
----------------------- -------------------- ----------------------------- ---------------------- --------------------------
Doran                           $0                       N/A                        N/A                      $0
----------------------- -------------------- ----------------------------- ---------------------- --------------------------
Patterson                     $16,988                    N/A                        N/A                    $16,988
----------------------- -------------------- ----------------------------- ---------------------- --------------------------
Peters                        $16,988                    N/A                        N/A                    $16,988
----------------------- -------------------- ----------------------------- ---------------------- --------------------------
Storey                        $16,988                    N/A                        N/A                    $16,988
----------------------- -------------------- ----------------------------- ---------------------- --------------------------
Sullivan                      $16,988                    N/A                        N/A                    $16,988
----------------------- -------------------- ----------------------------- ---------------------- --------------------------
* The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, Oaks, Pennsylvania 19456. None of the Officers receive compensation from the Trust for their services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

JAMES R. FOGGO (DOB 06/30/64) -- President (since 2000) -- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary (since
2000) -- Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads (law firm), 1997-1999. Associate, at Richter, Miller & Finn (law firm), 1994-1997.

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary (since 1995) -- Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995-2000. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary (since
1998) -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

CHRISTINE M. MCCULLOUGH (DOB 12/02/60) -- Vice President and Assistant Secretary (since 2000) -- Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999. Associate at White and Williams LLP (law firm), 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads (law firm), 1990-1991.

SHERRY K. VETTERLEIN (DOB 06/22/62) -- Vice President and Assistant Secretary (since 2001) -- Vice President and Assistant Secretary of the Administrator and the Distributor since January 2001. Shareholder/Partner, Buchanan Ingersoll Professional Corporation 1992-2000.

WILLIAM E. ZITELLI, JR. (DOB 6/14/68) -- Vice President and Secretary (since
2000) -- Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group 1998-2000. Associate at Pepper Hamilton LLP (law firm), 1997-1998. Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (law firm), 1994-1997.

JENNIFER SPRATLEY (DOB 02/13/69) -- Controller and Chief Financial Officer (since 2001) -- Director, SEI Funds Accounting since November 1999. Audit Manager, Ernst & Young LLP, 1991-1999.

JOHN C. MUNCH (DOB 05/07/71) _ Vice President and Assistant Secretary (since
2002) _ Vice President and Assistant Secretary of the Administrator and Distributor since November 2001. Associate at Howard Rice Nemorvoski Canady Falk & Rabkin (law firm), 1998-2001. Associate at Seward & Kissel (law firm), 1996-1998.

JOHN MUNERA (DOB 01/14/63) - Vice President and Assistant Secretary - Middle Office Compliance Officer at SEI Investments since 2000. Supervising Examiner at Federal Reserve Bank of Philadelphia 1998-2000. B.A. Political Science, University of Pennsylvania, 1986; MBA Temple University, 2000.

PERFORMANCE INFORMATION

From time to time, each of the Funds may include the Fund's yield, effective yield, total return or any other type of performance information permitted by applicable regulatory requirements in advertisements or reports to shareholders or prospective shareholders. The yield of the Funds refers to the annualized income generated by an investment in that Fund over a specified 30-day period. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of a Fund is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the Fund's share price. Performance figures are based on historical results and are not intended to indicate future performance. See "Computation of Yield" and "Calculation of Total Return" for more information on methodology of calculations.

Performance information for each of the Funds contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

CALCULATION OF TOTAL RETURN

TOTAL RETURN QUOTATION (BEFORE TAXES). The total return of a Fund refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of the designated time period.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS). The total return (after-taxes on distributions) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)n = ATVD, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATVD = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION). The total return (after-taxes on distributions and redemption) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)n = ATVDR, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and redemption); n = number of years; and ATVDR = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is redeemed at the end of each measurement period. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on redemptions by shareholders are calculated by subtracting the capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

HISTORICAL PERFORMANCE. The average annual total return (before taxes), total return (after-taxes on distributions) and total return (after-taxes on distributions and redemption) for each of the Funds was as follows for the one-year, five-year and since inception periods, each ended October 31, 2002.

----------------------------------------------------- ----------------------------------------------------------------------------
               FUND (INCEPTION DATE)                                         AVERAGE ANNUAL TOTAL RETURN*
----------------------------------------------------- ----------------------------------------------------------------------------
                                                              ONE YEAR                 FIVE YEAR             SINCE INCEPTION
----------------------------------------------------- ------------------------- ------------------------ -------------------------
MICRO CAP PORTFOLIO (07/1/94)
----------------------------------------------------- ------------------------- ------------------------ -------------------------
BEFORE TAXES                                                  -16.32%                    1.90%                   12.86%
----------------------------------------------------- ------------------------- ------------------------ -------------------------
AFTER TAXES ON DISTRIBUTIONS                                  -17.23%                   -1.20%                    9.37%
----------------------------------------------------- ------------------------- ------------------------ -------------------------
AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS                   -8.91%                    0.46%                    9.27%
----------------------------------------------------- ------------------------- ------------------------ -------------------------
SMALL/MID CAP PORTFOLIO (11/1/96)
----------------------------------------------------- ------------------------- ------------------------ -------------------------
BEFORE TAXES                                                  -14.07%                    4.81%                    8.91%
----------------------------------------------------- ------------------------- ------------------------ -------------------------
AFTER TAXES ON DISTRIBUTIONS                                  -14.31%                    2.57%                    6.24%
----------------------------------------------------- ------------------------- ------------------------ -------------------------
AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS                   -8.30%                    3.36%                    6.28%
----------------------------------------------------- ------------------------- ------------------------ -------------------------
* For the periods prior to June 24, 2002, figures relate to the Predecessor
Funds.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (NYSE) is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Funds adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting each Fund and its shareholders that is intended to supplement the discussion contained in the Funds' prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. Each Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, each Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derives with respect to its business of investing in such stock, securities or currencies, or certain other income; (ii) at the end of each fiscal quarter of each Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of each Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government Securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses. For purposes of the 90% gross income requirement above, foreign currency gains that are not directly related to each Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

If a Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. The Board reserves the right not to maintain qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

SHAREHOLDER TREATMENT. The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Each Fund receives income generally in the form of dividends and interest on investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by each Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

FOREIGN TAXES. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and intends to file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by the Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and United States possessions. Based upon their investment objectives, it is not anticipated that the Funds will be eligible to make the election.

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by each Fund.

In certain cases, each Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisers prior to investing in a fund.

STATE TAXES. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2000, 2001 and 2002, the Funds and the Predecessor Funds paid the following aggregate brokerage commissions on portfolio transactions:

---------------------------------------------------------------------------------------------------------
                                             AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID*
---------------------------------------------------------------------------------------------------------
                  FUND                           2000                 2001                        2002
---------------------------------------------------------------------------------------------------------
  Micro Cap                                    $134,575             $245,651                    $391,034
---------------------------------------------------------------------------------------------------------
  Small/Mid Cap                                 $90,692              $93,033                    $243,533
---------------------------------------------------------------------------------------------------------
* For the periods prior to June 24, 2002, figures relate to the Predecessor Funds.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year ended October 31, 2002, the Funds and the Predecessor Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:


   ---------------------------------------------------------------------------------------------------------------------
                               TOTAL DOLLAR AMOUNT OF BROKERAGE         TOTAL DOLLAR AMOUNT OF TRANSACTIONS INVOLVING
         FUND                 COMMISSIONS FOR RESEARCH SERVICES*        BROKERAGE COMMISSIONS FOR RESEARCH SERVICES*
   ---------------------------------------------------------------------------------------------------------------------
   Micro Cap                                $391,034                                       $82,121,312
   ----------------------- -------------------------------------------- ------------------------------------------------
   Small/Mid Cap                            $213,878                                       $92,521,874
   ----------------------- -------------------------------------------- ------------------------------------------------
* For periods prior to June 24, 2002, figures relate to the Predecessor Funds.

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2000, 2001 and 2002, neither the Funds nor the Predecessor Funds pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. As of October 31, 2002, the Funds did not hold any securities of regular brokers and dealers.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Funds may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Funds' two most recently completed fiscal years ended October 31, 2001 and 2002, the portfolio turnover rate for the Funds and the Predecessor Funds was as follows:

------------------------------------ ---------------------------------------------------------------------------------
               FUND                                              PORTFOLIO TURNOVER RATE
------------------------------------ ---------------------------------------------------------------------------------
                                                      2001                                     2002
------------------------------------ --------------------------------------- -----------------------------------------
Micro Cap                                             148%                                     125%
------------------------------------ --------------------------------------- -----------------------------------------
Small/Mid Cap                                         61%                                      64%
------------------------------------ --------------------------------------- -----------------------------------------
* For periods prior to June 24, 2002, figures relate to the Predecessor Funds.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code" and together the "Codes") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the Securities and Exchange Commission, and are available to the public.

5% AND 25% SHAREHOLDERS

As of February 3, 2003, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act.

MICRO CAP PORTFOLIO

Shareholder                                                         %
-----------                                                         -
Charles Schwab & Co Inc.                                          45.33%
Reinvest Account Attn Mutual Fund
101 Montgomery St.
San Francisco, CA 94104-4122

Fidelity Investments Inst Operations Co                           21.07%
Inc for Certain Employee Benefits Plans
100 Magellan Way KWIC
Covington, KY 41015-1999

SMALL/MID CAP PORTFOLIO
Shareholder                                                 Percentage Ownership

First Union National Bank Cust                                    21.70%
FBO Portfolio Strategies
A/C 9888888854
1525 West WT Harris Blvd
CMG 3A4 NC-1151
Charlotte, NC 28288-0001

Charles Schwab & Co Inc.                                          17.15%
FBO Reinvest Account
Attn Mutual Fund
101 Montgomery St
San Francisco, CA 94104-4122

Wachovia Bank, N.A.                                               13.92%
Omnibus Cash/Cash
A/C #: 9999999980
1525 West WT Harris Blvd
Charlotte, NC 28288-0001

The Funds believe that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund.

EXPERTS

The financial statements incorporated by reference in the prospectus have been audited by PricewaterhouseCoopers LLP, independent public accountant, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report.

FINANCIAL STATEMENTS

The financial statements for the fiscal year ended October 31, 2002, including notes thereto and the report of PricewaterhouseCoopers LLP thereon, are herein incorporated by reference. A copy of the Funds' 2002 Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.

                                    APPENDIX

                                  BOND RATINGS


MOODY'S INVESTORS SERVICE, INC.

Preferred Stock Ratings

         aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

         a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

         c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

         plus (+) or minus (-): Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Debt Ratings - Taxable Debt & Deposits Globally

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa Bonds which are rated Baa are considered as medium-grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  This rating applies only to U.S. Tax-Exempt Municipals Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Prime Rating System - Taxable Debt & Deposits Globally

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    o   Leading market positions in well-established industries.
    o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
    o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
    o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime         Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.       Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly to the category definition.

         AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC An obligation rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

         CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

         C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to non-payment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" will also be assigned to a preferred stock issue in arrears on dividends or sinking portfolio payments, but that is currently paying.

         D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

                  Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        Short-Term Issue Credit Ratings

         A-1 A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks

Country risks considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identity those instances where sovereign risks make them different for the same issuer.

FITCH INC. RATINGS

International Long-Term Credit Ratings

         Investment Grade

         AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         Speculative Grade

         BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC,CC,C          High default risk. Default is a real possibility.
                           Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

         DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, I.E., below 50%.

                           Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         International Short-Term Credit Ratings

         F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D        Default.  Denotes actual or imminent payment default.

NOTES

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1".

"NR" indicates that Fitch Inc. does not rate the issuer or issue in question.

"Withdrawn:"      A rating is withdrawn when Fitch Inc. deems the amount of
information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RatingAlert:      Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                       STATEMENT OF ADDITIONAL INFORMATION

                         THE ADVISORS' INNER CIRCLE FUND


                                  MARCH 1, 2003


                               INVESTMENT ADVISER:
                           HGK ASSET MANAGEMENT, INC.

This Statement of Additional Information (SAI) is not a prospectus. This SAI relates to the following series of The Advisors' Inner Circle Fund (the "Trust"):

                              HGK EQUITY VALUE FUND
                             HGK MID CAP VALUE FUND

It is intended to provide additional information regarding the activities and operations of the Trust and the HGK Equity Value Fund and the HGK Mid Cap Value Fund (each a "Fund" and collectively, the "Funds") and should be read in conjunction with the Funds' prospectus dated March 1, 2003. This SAI is incorporated by reference into the Funds' prospectus. Capitalized terms not defined herein are defined in the prospectus. Prospectuses may be obtained by writing to the Trust or calling toll-free 1-877-DIAL-HGK (342-5445).

                                TABLE OF CONTENTS
THE TRUST...................................................................S-1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES.............S-1
DESCRIPTION OF PERMITTED INVESTMENTS........................................S-2
INVESTMENT LIMITATIONS......................................................S-7
THE ADVISER.................................................................S-8
THE ADMINISTRATOR...........................................................S-9
THE DISTRIBUTOR............................................................S-10
DEALER REALLOWANCES........................................................S-11
THE TRANSFER AGENT.........................................................S-11
THE CUSTODIAN..............................................................S-11
INDEPENDENT PUBLIC ACCOUNTANT..............................................S-11
LEGAL COUNSEL..............................................................S-12
TRUSTEES AND OFFICERS OF THE TRUST.........................................S-12
PERFORMANCE INFORMATION....................................................S-16
COMPUTATION OF YIELD.......................................................S-16
CALCULATION OF TOTAL RETURN................................................S-16
PURCHASING AND REDEEMING SHARES............................................S-18
DETERMINATION OF NET ASSET VALUE...........................................S-18
TAXES .....................................................................S-19
FUND TRANSACTIONS..........................................................S-21
DESCRIPTION OF SHARES......................................................S-23
SHAREHOLDER LIABILITY......................................................S-23
LIMITATION OF TRUSTEES' LIABILITY..........................................S-23
CODE OF ETHICS.............................................................S-24
5% AND 25% SHAREHOLDERS....................................................S-24
EXPERTS ...................................................................S-25
FINANCIAL STATEMENTS.......................................................S-25
APPENDIX ..................................................................A-1

March 1, 2003
HGK-SX-001-0200

THE TRUST

GENERAL. Each Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

VOTING RIGHTS. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Funds' respective investment objectives and principal investment strategies are described in the prospectus(es). The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

HGK EQUITY VALUE FUND. The HGK Equity Value Fund (the "Equity Value Fund") seeks long-term capital appreciation. This goal is fundamental, and may not be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940 ("1940 Act").

As its principal investment strategy, the Equity Value Fund will invest (under normal market conditions) in common stocks and other equity securities of established U.S. companies with large market capitalization (in excess of $5 billion) that the Adviser believes possess value characteristics. Other equity securities may include: preferred stocks and convertible securities of domestic companies that are traded on registered exchanges or the over-the-counter market in the United States; U.S. dollar denominated equity securities (including ADRs) and preferred stocks (including ADRs convertible into common stocks) issued by foreign companies, as well as convertible securities of such companies. Consistent with Rule 35d-1 of the 1940 Act regarding the use of certain mutual fund names, the Equity Value Fund has adopted a "non-fundamental" policy to invest at least 80% of its net assets, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

Although the Equity Value Fund will normally be as fully invested as practicable in equity securities, as secondary investment strategies and consistent with its investment objective, the Fund may to a lesser extent invest in equity securities denominated in foreign currencies (up to 10% of total assets), shares of other investment companies, variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund may also invest up to 20% of its total assets in cash, cash equivalents or money market securities for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may increase this percentage up to 100%.

HGK MID CAP VALUE FUND. The HGK Mid Cap Value Fund (the "Mid Cap Value Fund") seeks long-term capital appreciation. This goal is fundamental, and may not be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objectives. The Fund is classified as a "diversified" investment company under the 1940 Act.

As its principal investment strategy, the Mid Cap Value Fund will invest at least 80% of its net assets (under normal market conditions) in common stocks and other equity securities of established U.S. companies with medium market capitalization (between $1 billion and $5 billion) that the Adviser believes possess value characteristics. Other equity securities may include: preferred stocks and convertible securities of domestic companies that are traded on registered exchanges or the over-the-counter market in the United States; U.S. dollar denominated equity securities (including ADRs) and preferred stocks (including ADRs convertible into common stocks) issued by foreign companies, as well as convertible securities of such companies. Consistent with Rule 35d-1 of the 1940 Act regarding the use of certain mutual fund names, the Mid Cap Value Fund has adopted a "non-fundamental" policy to invest at least 80% of its net assets, under normal circumstances, in equity securities of medium capitalization companies. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

Although the Mid Cap Value Fund will normally be as fully invested as practicable in equity securities, as secondary investment strategies and consistent with its investment objective, the Fund may to a lesser extent invest in equity securities denominated in foreign currencies (up to 10% of total assets), shares of other investment companies, variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund may also invest up to 20% of its total assets in cash, cash equivalents or money market securities for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may increase this percentage up to 100%.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under Securities and Exchange Commission (the "SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Funds may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Funds' two most recently completed fiscal years ended October 31, 2001 and 2002, the portfolio turnover rate for each of the Funds was as follows:

------------------------------------------------------------------------------
          FUND                               PORTFOLIO TURNOVER RATE
------------------------------------------------------------------------------
                                       2001                           2002
------------------------------------------------------------------------------
Equity Value                          57.25%                         33.70%
------------------------------------------------------------------------------
Mid Cap Value                            *                              *
------------------------------------------------------------------------------
* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

DESCRIPTION OF PERMITTED INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS (ADRS). ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of a fund to fluctuate. The Funds purchase equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of Trust's Board of Trustees, the Adviser determines the liquidity of a Fund's investments. In determining the liquidity of a Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). Each of the Funds will not invest more than 15% of its net assets in illiquid securities.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. Government Securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see the Appendix to this SAI.

U.S. GOVERNMENT SECURITIES. Examples of types of U.S. Government obligations in which the Profile Series may invest include U.S. Treasury Obligations and the obligations of U.S. Government Agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government Securities are not guaranteed against price movements due to fluctuating interest rates.

o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Funds may invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange.
     Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

SHORT SALES. The Funds may engage in short sales "against the box." A fund sells short "against the box" if, at the time of the short sale, the fund owns or has the right to acquire an equal amount of the security being sold at no additional cost. A fund may sell short "against the box" when the fund wants to sell the security it owns at a current price, in order to hedge or limit the exposure of the fund's position. A short sale "against the box" is a taxable transaction to a fund with respect to the securities that are sold short. Short sales against the box are not considered short sales for purposes of the Funds' fundamental limitation number 9. See "Investment Limitations," described below.

SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies, and real estate investment trusts represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which a fund can invest in securities of other investment companies. A Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

SECURITIES DENOMINATED IN FOREIGN CURRENCIES. The value of the Funds' investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Funds may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Funds.

SECURITIES DENOMINATED IN EURO. Effective July 1, 2002, the euro has replaced the national currencies of the following member country of the European Union:
Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

The European Central Bank has control over each country's monetary policies. Therefore, the participating countries do not control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels. The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the members states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. The introduction of the euro is also expected to affect derivative and other financial contracts in which a Fund may invest insofar as price sources based upon current currencies of the member states will be replaced, and market conventions such as day-count fractions or settlement dates to underlying instruments may be changed to conform to the conventions applicable to euro currency.

The overall impact of the transition of the member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term consequences can be expected, such as changes in economic environment and change in behavior of investors, all of which will impact a Fund's euro-denominated investments.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Funds will segregate or earmark liquid assets with the Custodian in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Funds before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Funds generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for their portfolios, the Funds may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES. The following are fundamental policies of the Funds and cannot be changed with respect to a Fund without the consent of the holders of a majority of a Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

No Fund may:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of a Fund would be invested in the securities of such issuer. This restriction applies to 75% of a Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3.  Acquire more than 10% of the voting securities of any one issuer.

4.  Invest in companies for the purpose of exercising control.

5. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 33 1/3% of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Funds' assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter or such longer period as the Securities and the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings will be repaid before making investments and any interest paid on such borrowings will reduce income.

6. Make loans, except that a Fund may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into repurchase agreements.

7. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (5) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

8. Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts and interests in a pool of securities that are secured by interests in real estate. However, subject to the permitted investments of each Fund, it may invest in municipal securities or other marketable obligations secured by real estate or interests therein.

9. Make short sales of securities, maintain a short position or purchase securities on margin, except that each Fund may obtain short-term credits as necessary for the clearance of security transactions.

10. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Fund security.

11. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

12. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

13. Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than 0.5% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 0.5% of such shares or securities together own more than 5% of such shares or securities.

14. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

15. Write or purchase puts, calls, options or combinations thereof or invest in warrants.

NON-FUNDAMENTAL POLICIES. The following investment limitations of the Funds are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval:

1. The Equity Value Fund shall invest at least 80% of its net assets, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Portfolio's Board of Trustees upon at least 60 days' notice to Portfolio shareholders.

2. The Mid Cap Value Fund shall invest at least 80% of its net assets, under normal circumstances, in equity securities of medium capitalization companies. This non-fundamental policy may be changed by the Portfolio's Board of Trustees upon at least 60 days' notice to Portfolio shareholders.

Except where otherwise noted, the foregoing percentages, and all other percentage-based policies, will apply at the time of the purchase of a security.

THE ADVISER

GENERAL. HGK Asset Management Inc. ("HGK" or the "Adviser") is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. HGK was incorporated in 1983 by three principals, Jeffrey T. Harris, Warren A. Greenhouse and Joseph E. Kutzel. The principal business address of the Adviser is Newport Tower, 525 Washington Boulevard, Jersey City, New Jersey, 07310. The Adviser has provided equity, fixed income and balanced fund management of individually structured portfolios since its inception. As of December 31, 2002, total assets under management were approximately $1.8 billion.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for each of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

INVESTMENT MANAGEMENT PERSONNEL OF THE ADVISER. Michael Pendergast, CFA (Managing Director and Senior Portfolio Manager of Equity Securities) and Paul
B. Carlson, CFA (Portfolio Manager of Equity Securities) have co-managed the Equity Value Fund since its inception. Mr. Pendergast has been with the Adviser since 1983, and prior to that he was an equity portfolio manager at L.F. Rothchild, Unterberg, Towbin. Mr. Carlson has been with the Adviser since 1991 and prior to that he was a trading assistant at Dillon, Read.

Arthur E. Coia, II (Managing Director of HGK) manages the Mid Cap Value Fund. Mr. Coia has more than nine years of investment experience. Mr. Coia has been with HGK since 1998, and prior to that he managed equity accounts for a Manhattan investment firm.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.90% of the average daily net assets of each Fund. The Adviser has contractually agreed for a period of one year from the date of the prospectus to waive all or a portion of its fee for each Fund and to reimburse expenses of each Fund in order to limit each Fund's total operating expenses to an annual rate of not more than 1.50% of average daily net assets. The Adviser may renew the contractual fee waiver for subsequent periods. In addition, to the extent a Fund purchases securities of open-end investment companies, the Adviser will waive its advisory fee on that portion of the Fund's assets invested in such securities. The Adviser may, from its own resources, compensate broker-dealers whose clients purchase shares of the Funds. For the fiscal years ended October 31, 2000, 2001 and 2002, the Funds paid the Adviser the following advisory fees:

------------------------------------------------------------------------------------------------------------------
       FUND                           FEES PAID                                FEES WAIVED1
------------------------------------------------------------------------------------------------------------------
                      2000              2001             2002              2000            2001           2002
------------------------------------------------------------------------------------------------------------------
Equity Value           $0                $0               $0             $55,362         $47,283         $53,939
------------------------------------------------------------------------------------------------------------------
Mid Cap Value           *                *                 *                *               *               *
------------------------------------------------------------------------------------------------------------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.
1 For the fiscal years ended October 31, 2000, 2001 and 2002, the Adviser additionally reimbursed fees of $119,143, $113,672 and $107,311, respectively to maintain the stated expense cap under its contractual fee waiver agreement with the Fund.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator") (formerly named SEI Investments Mutual Funds Services), a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for each Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.18% of the first $250 million of assets, 0.14% of the next $250 million of assets, 0.10% on assets over $500 million, and a minimum of $75,000 per Fund and $15, 000 per additional class. Due to this minimum, the annual administration fee each Fund pays will exceed the above percentages at low asset levels. For the fiscal years ended October 31, 2000, 2001 and 2002, the Funds paid the Administrator the following fees:

----------------------------------------------------------------------------------------------------------------
       FUND                          FEES PAID                                    FEES WAIVED
----------------------------------------------------------------------------------------------------------------
                        2000            2001           2002            2000          2001            2002
----------------------------------------------------------------------------------------------------------------
Equity Value           $75,000        $75,000         $75,000           $0            $0              $0
----------------------------------------------------------------------------------------------------------------
Mid Cap Value             *              *               *              *              *              *
----------------------------------------------------------------------------------------------------------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

DISTRIBUTION PLAN. The Trust has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined by the 1940 Act) of any party to the Distribution Agreement ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Trust. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that the shares of the Funds will pay the Distributor a fee of 0.25% of the average daily net assets of the shares which the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. Investors should understand that some Agents may charge their clients fees in connection with purchases of shares or the provision of shareholder services with respect to shares. The Trust intends to operate the Plan in accordance with its terms and with the NASD rules concerning sales charges.

For the fiscal years ended October 31, 2000, 2001 and 2002, the Funds paid the Distributor the following fees pursuant to the Plan:

---------------------------------------------------------------------------------------------------------------
       FUND                        12B-1 FEES PAID                     12B-1 FEES RETAINED BY THE DISTRIBUTOR
---------------------------------------------------------------------------------------------------------------
                        2000            2001             2002            2000           2001            2002
---------------------------------------------------------------------------------------------------------------
Equity Value           $15,378        $13,134           $14,983           $0             $0              $0
---------------------------------------------------------------------------------------------------------------
Mid Cap Value             *              *                 *              *               *              *
---------------------------------------------------------------------------------------------------------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

DEALER REALLOWANCES. The Funds are sold subject to a front-end sales charge as described in the prospectus. Selling dealers are normally reallowed 100% of the sales charge by the Distributor. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of shares. The Mid Cap Value Fund is not currently offered to investors.

--------------------------------------------------------------------------------------------------------------------
                                              DEALER REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
                      ----------------------------------------------------------------------------------------------
      FUND                              $50,000        $100,000        $250,000        $500,000
                      Less than      but less than  but less than   but less than    but less than  $1,000,000 and
                       $50,000          $100,000       $250,000        $500,000       $1,000,000         over
--------------------------------------------------------------------------------------------------------------------
    Equity Value         5.55%            4.75%          3.75%           2.75%           2.00%           None
--------------------------------------------------------------------------------------------------------------------
   Mid Cap Value         5.55%            4.75%          3.75%           2.75%           2.00%           None
--------------------------------------------------------------------------------------------------------------------

Dealers that are reallowed the entire amount of the sales charge may be deemed to be underwriters within the meaning of the 1933 Act for the purposes of assessing civil liability.

THE TRANSFER AGENT

DST Systems, Inc., Kansas City, Missouri, serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

THE CUSTODIAN

Wachovia Bank N.A., 123 South Broad Street, Philadelphia, Pennsylvania 19109 acts as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT PUBLIC ACCOUNTANT

KPMG LLP, serves as the independent auditors for the Funds.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, serves as counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each of the Trust's 45 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, Oaks, Pennsylvania 19456.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* (since
1991) -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Arbor Fund, Bishop Street Funds, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27) -- Trustee (since 1993) -- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* (since 1992) -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee (Since 1993) -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee (Since 1993) -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President of Gene Peters and Associates (import company), 1978-1980. President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee (Since 1994) -- Partner, Dechert Price & Rhoads (law firm), September 1987 - December 1993; Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee (Since 1999) -- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset

Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

------------------
* Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met three times in the most recently completed Trust fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met thirteen times in the most recently completed Trust fiscal year.

o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee are to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed Trust fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreement, after the initial two year term, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

Before this year's meeting, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies;
(e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds;
(g) the level of the Adviser's profitability from its Fund-related operations;
(h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Agreement for another year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Shares of the Mid Cap Value Fund were not offered for investment during this period. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

------------------------------------------------------------------------------------------------------------------
        NAME                DOLLAR RANGE OF FUND SHARES*           AGGREGATE DOLLAR RANGE OF SHARES (ALL FUNDS)*
------------------------------------------------------------------------------------------------------------------
       Nesher                           None                                           None
------------------------------------------------------------------------------------------------------------------
       Cooney                           None                                           None
------------------------------------------------------------------------------------------------------------------
        Doran                           None                                           None
------------------------------------------------------------------------------------------------------------------
      Patterson                         None                                           None
------------------------------------------------------------------------------------------------------------------
       Peters                           None                                           None
------------------------------------------------------------------------------------------------------------------
       Storey                           None                                           None
------------------------------------------------------------------------------------------------------------------
      Sullivan                          None                                           None
------------------------------------------------------------------------------------------------------------------

*   Valuation date is December 31, 2002.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

-------------------------------------------------------------------------------------------------------------------------
                                            Pension or Retirement      Estimated Annual
         Name             Aggregate      Benefits Accrued as Part of     Benefits Upon       Total Compensation from the
                        Compensation            Fund Expenses             Retirement           Trust and Fund Complex*
-------------------------------------------------------------------------------------------------------------------------
        Nesher               $0                      N/A                      N/A                        $0
-------------------------------------------------------------------------------------------------------------------------
        Cooney             $16,295                   N/A                      N/A                      $16,295
-------------------------------------------------------------------------------------------------------------------------
        Doran                $0                      N/A                      N/A                        $0
-------------------------------------------------------------------------------------------------------------------------
      Patterson            $16,988                   N/A                      N/A                      $16,988
-------------------------------------------------------------------------------------------------------------------------
        Peters             $16,988                   N/A                      N/A                      $16,988
-------------------------------------------------------------------------------------------------------------------------
        Storey             $16,988                   N/A                      N/A                      $16,988
-------------------------------------------------------------------------------------------------------------------------
       Sullivan            $16,988                   N/A                      N/A                      $16,988
-------------------------------------------------------------------------------------------------------------------------

*   The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, Oaks, Pennsylvania 19456. None of the Officers receive compensation from the Trust for their services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

JAMES R. FOGGO (DOB 06/30/64) -- President (since 2000) -- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary (since
2000) -- Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads (law firm), 1997-1999. Associate, at Richter, Miller & Finn (law firm), 1994-1997.

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary (since 1995) -- Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995-2000. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary (since
1998) -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

CHRISTINE M. MCCULLOUGH (DOB 12/02/60) -- Vice President and Assistant Secretary (since 2000) -- Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999. Associate at White and Williams LLP (law firm), 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads (law firm), 1990-1991.

SHERRY K. VETTERLEIN (DOB 06/22/62) -- Vice President and Assistant Secretary (since 2001) -- Vice President and Assistant Secretary of the Administrator and the Distributor since January 2001. Shareholder/Partner, Buchanan Ingersoll Professional Corporation 1992-2000.

WILLIAM E. ZITELLI, JR. (DOB 6/14/68) -- Vice President and Secretary (since
2000) -- Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group 1998-2000. Associate at Pepper Hamilton LLP (law firm), 1997-1998. Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (law firm), 1994-1997.

JENNIFER SPRATLEY (DOB 02/13/69) -- Controller and Chief Financial Officer (since 2001) -- Director, SEI Funds Accounting since November 1999. Audit Manager, Ernst & Young LLP, 1991-1999.

JOHN C. MUNCH (DOB 05/07/71) - Vice President and Assistant Secretary (since
2002) - Vice President and Assistant Secretary of the Administrator and Distributor since November 2001. Associate at Howard Rice Nemorvoski Canady Falk & Rabkin (law firm), 1998-2001.
Associate at Seward & Kissel (law firm), 1996-1998.

JOHN MUNERA (DOB 01/14/63) - Vice President and Assistant Secretary - Middle Office Compliance Officer at SEI Investments since 2000. Supervising Examiner at Federal Reserve Bank of Philadelphia 1998-2000. B.A. Political Science, University of Pennsylvania, 1986; MBA Temple University, 2000.

PERFORMANCE INFORMATION

From time to time, each of the Funds may include the Fund's yield, effective yield, total return or any other type of performance information permitted by applicable regulatory requirements in advertisements or reports to shareholders or prospective shareholders. The yield of the Funds refers to the annualized income generated by an investment in that Fund over a specified 30-day period. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of a Fund is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the Fund's share price. Performance figures are based on historical results and are not intended to indicate future performance. See "Computation of Yield" and "Calculation of Total Return" for more information on methodology of calculations.

Performance information for each of the Funds contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

COMPUTATION OF YIELD

The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. Yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd+1)6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

For the 30-day period ended October 31, 2002, the Equity Value Fund's yield was 1.37%. The Mid Cap Value Fund had not commenced operations.

CALCULATION OF TOTAL RETURN

TOTAL RETURN QUOTATION (BEFORE TAXES). The total return of a Fund refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of the designated time period.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS). The total return (after-taxes on distributions) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)n = ATVD, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATVD = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION). The total return (after-taxes on distributions and redemption) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)n = ATVDR, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and redemption); n = number of years; and ATVDR = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is redeemed at the end of each measurement period. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on redemptions by shareholders are calculated by subtracting the capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

HISTORICAL PERFORMANCE. The average annual total return (before taxes), total return (after-taxes on distributions) and total return (after-taxes on distributions and redemption) for each of the Funds was as follows for the one-year and since inception periods, each ended October 31, 2002.

------------------------------------------------------------------------------------------------------------
               FUND (INCEPTION DATE)                                  AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------------------------------------------------------
                                                                  ONE YEAR                SINCE INCEPTION
------------------------------------------------------------------------------------------------------------
EQUITY VALUE FUND (06/09/1999)
------------------------------------------------------------------------------------------------------------
     BEFORE TAX                                                   -18.97%                      -9.00%
------------------------------------------------------------------------------------------------------------
     AFTER-TAX ON DISTRIBUTIONS                                   -23.65%                     -11.07%
------------------------------------------------------------------------------------------------------------
     AFTER-TAX ON DISTRIBUTIONS AND REDEMPTION                    -14.34%                      -8.31%
------------------------------------------------------------------------------------------------------------
MID CAP VALUE FUND
------------------------------------------------------------------------------------------------------------
     BEFORE TAX                                                      *                           *
------------------------------------------------------------------------------------------------------------
     AFTER-TAX ON DISTRIBUTIONS                                      *                           *
------------------------------------------------------------------------------------------------------------
     AFTER-TAX ON DISTRIBUTIONS AND REDEMPTION                       *                           *
------------------------------------------------------------------------------------------------------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (NYSE) is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Funds adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derives with respect to its business of investing in such stock, securities or currencies, or certain other income; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government Securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses. For purposes of the 90% gross income requirement above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. The Board reserves the right not to maintain qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

SHAREHOLDER TREATMENT. The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Fund receives income generally in the form of dividends and interest on investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

FOREIGN TAXES. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisers prior to investing in a fund.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2000, 2001 and 2002, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

-----------------------------------------------------------------------------------------------
       FUND                      AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
-----------------------------------------------------------------------------------------------
                                 2000                       2001                       2002
-----------------------------------------------------------------------------------------------
Equity Value                    $7,210                     $8,693                     $9,001
-----------------------------------------------------------------------------------------------
Mid Cap Value                     *                           *                         *
-----------------------------------------------------------------------------------------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year ended October 31, 2002, the Funds' paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

----------------------------------------------------------------------------------------------------------------------------
        FUND                     TOTAL DOLLAR AMOUNT OF BROKERAGE              TOTAL DOLLAR AMOUNT OF TRANSACTIONS INVOLVING
                                 COMMISSIONS FOR RESEARCH SERVICES               BROKERAGE COMMISSIONS FOR RESEARCH SERVICES
----------------------------------------------------------------------------------------------------------------------------
Equity Value                                  $4,463                                                $2,832,648
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                  *                                                    *
----------------------------------------------------------------------------------------------------------------------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2000, 2001 and 2002, the Funds paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. All amounts shown were paid to the Distributor and reflect fees paid in connection with Fund repurchase agreement transactions.

--------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENTAGE OF TOTAL BROKERAGE     PERCENTAGE OF TOTAL BROKERAGE
       FUND          AGGREGATE DOLLAR AMOUNT OF BROKERAGE      COMMISSIONS PAID TO AFFILIATED     TRANSACTIONS EFFECTED THROUGH
                    COMMISSIONS PAID TO AFFILIATED BROKERS                 BROKERS                     AFFILIATED BROKERS
------------------------------------------------------------------------------------------------------------------------------
                      2000           2001           2002                    2002                              2002
------------------------------------------------------------------------------------------------------------------------------
Equity Value           $75            $76           $100                    100%                              100%
------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value           *              *              *                       *                                 *
------------------------------------------------------------------------------------------------------------------------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. As of October 31, 2002, the Equity Value Fund held a repurchase agreement valued at $90,451 of Morgan Stanley Dean Witter and common stock valued at $93,375 of J.P. Morgan Chase. The Mid Cap Value Fund had not yet commenced operations.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of February 3, 2003, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act.


HGK EQUITY VALUE FUND

Shareholder                             Number of Shares                 %
-----------                             ----------------                 -

Arthur S Gelfand                        45,146.2400                      5.59%
PO Box 6688
Somerset NJ 08875-6688

SEI Trust Company Cust                  101,978.4960                     12.62%
IRA R/O Johanna M Vandermark
23 Williams Ave
Newburgh NY 12550-7227

Johanna M Vandermark TR                 47,469.8430                      5.87%
U/A DTD 05/18/1999
The Vandermark Trust
23 Williams Ave
Newburgh NY 12550-7227

Thomas A Vandermark TR                  51,733.8980                      6.40%
U/A DTD 05/18/1999
The Vandermark Trust
23 Williams Ave
Newburgh NY 12550-7227

Samuel Sporn & Joel Laetman TR          45,998.1660                      5.69%
U/A 01/01/1996
Schoengold & Spron PC Profit
Sharing Trust
19 Fulton ST STE 406
New York NY 10038-2124

Dean Witter For The Benefit Of          47,355.1100                      5.86%
NO NJ BLDG Laborers Dist Council
PO Box 250 Church Street Station
New York NY 1008-0250

The Fund believes that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers.

EXPERTS

The financial statements incorporated by reference in the prospectus have been audited by KPMG LLP, independent auditors, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report.

FINANCIAL STATEMENTS

The financial statements for the fiscal year ended October 31, 2002, including notes thereto and the report of KPMG LLP thereon, are herein incorporated by reference. A copy of the Funds' 2002 Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.

APPENDIX

DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -      Leading market positions in well-established industries.

         -      High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

         - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBBrating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Moody's

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Fitch Inc. ("Fitch")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.